UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21982
Guggenheim Strategic Opportunities Fund
 (Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, 60606
 (Address of principal executive offices) (Zip code)
Amy J. Lee
227 West Monroe Street, Chicago, 60606
 (Name and address of agent for service)
Registrant’s telephone number, including area code: (312) 827-0100
Date of fiscal year end: May 31
Date of reporting period: June 1, 2017 - May 31, 2018

Item 1.  Reports to Stockholders.
The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIM

5.31.2018

Guggenheim Funds Annual Report

Guggenheim Strategic Opportunities Fund

GuggenheimInvestments.com

CEF-GOF-AR-0518

GUGGENHEIMINVESTMENTS.COM/GOF
... YOUR WINDOW TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT GUGGENHEIM STRATEGIC OPPORTUNITIES FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/gof, you will find:
•	Daily, weekly and monthly data on share prices, net asset values, distributions and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information
Guggenheim Partners Investment Management, LLC and Guggenheim Funds Investment Advisors, LLC are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	May 31, 2018

DEAR SHAREHOLDER
We thank you for your investment in the Guggenheim Strategic Opportunities Fund (the “Fund”). This report covers the Fund’s performance for the 12-month period ended May 31, 2018.
The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation. The Fund pursues a relative value-based investment philosophy. The Fund’s sub-adviser seeks to combine a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies.
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2018, the Fund provided a total return based on market price of 13.31% and a total return based on NAV of 8.02%. As of May 31, 2018, the Fund’s market price of $21.29 represented a premium of 11.35% to its NAV of $19.12. NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV.
From June 2017 through May 2018, the Fund paid a monthly distribution of $0.1821. The latest distribution represents an annualized distribution rate of 10.26% based on the Fund’s closing market price of $21.29 on May 31, 2018. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(f) on page 54 for more information on distributions for the period.
Guggenheim Funds Investment Advisors, LLC (the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 88 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a stable monthly distribution, the DRIP effectively provides an income averaging technique which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

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DEAR SHAREHOLDER (Unaudited) continued	May 31, 2018

To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of this report, which begins on page 5. You’ll find information on GPIM’s investment philosophy, views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.
We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/gof.
Sincerely,
Guggenheim Funds Investment Advisors, LLC
Guggenheim Strategic Opportunities Fund
June 30, 2018

4 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited)	May 31, 2018

Guggenheim Strategic Opportunities Fund (“Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM”). This team includes B. Scott Minerd, Chairman of Guggenheim Investments and Global Chief Investment Officer; Anne B. Walsh, CFA, JD, Senior Managing Director and Chief Investment Officer, Fixed Income; Steven H. Brown, CFA, Managing Director and Portfolio Manager; and Adam Bloch, Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance for the 12-month period ended May 31, 2018.
What is the Fund’s investment objective and how is it pursued?
The Fund seeks to maximize total return through a combination of current income and capital appreciation. The Fund pursues a relative value-based investment philosophy, which utilizes quantitative and qualitative analysis.
The Fund seeks to combine a credit-managed fixed-income portfolio with access to a diversified pool of alternative investments and equity strategies. The Fund seeks to achieve its investment objective by investing in a wide range of fixed-income and other debt and senior-equity securities (“Income Securities”) selected from a variety of credit qualities and sectors, including, but not limited to, corporate bonds, loans and loan participations, structured finance investments, U.S. government and agency securities, mezzanine and preferred securities and convertible securities, and in common stocks, limited liability company interests, trust certificates, and other equity investments (“Common Equity Securities,” exposure to which is obtained primarily by investing in exchange-traded funds, or ETFs) that GPIM believes offer attractive yield and/or capital appreciation potential, including employing a strategy of writing (selling) covered call and put options on such equities. GPIM believes the volatility of the Fund can be reduced by diversifying across a large number of sectors and securities, some of which historically have not been highly correlated to one another.
Under normal market conditions:
•
The Fund may invest without limitation in fixed-income securities rated below investment grade (commonly referred to as “junk bonds”); the Fund may invest in below-investment grade income securities of any rating;

•
The Fund may invest up to 20% of its total assets in non-U.S. dollar denominated fixed-income securities of corporate and governmental issuers located outside the U.S., including up to 10% of total assets in fixed-income securities of issuers located in emerging markets;

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2018

•
The Fund may invest up to 50% of its total assets in common equity securities, and the Fund may invest in exchange-traded funds (“ETFs”) or other investment funds that track equity market indices and/or through derivative instruments that replicate the economic characteristics of exposure to Common Equity Securities; and

•
The Fund may invest up to 30% of its total assets in investment funds that primarily hold (directly or indirectly) investments in which the Fund may invest directly, of which amount up to 30% of the Fund’s total assets may be invested in investment funds that are registered as investment companies under the Investment Company Act of 1940 (the “1940 Act”) to the extent permitted by applicable law and related interpretations of the staff of the U.S. Securities and Exchange Commission.

GPIM’s process for determining whether to buy a security is a collaborative effort between various groups including: (i) economic research, which focus on key economic themes and trends, regional and country-specific analysis, and assessments of event-risk and policy impacts on asset prices, (ii) the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, (iii) its Sector Specialists, who are responsible for identifying investment opportunities in particular securities within these sectors, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities, and (iv) portfolio managers, who determine which securities best fit the Fund based on the Fund’s investment objective and top-down sector allocations. In managing the Fund, GPIM uses a process for selecting securities for purchase and sale that is based on intensive credit research and involves extensive due diligence on each issuer, region and sector. GPIM also considers macroeconomic outlook and geopolitical issues.
The Fund may use financial leverage (currently through borrowings and reverse repurchase agreements) to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, common shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, common shareholders’ return will be less than if financial leverage had not been used.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2018

What were the significant events affecting the economy and market environment over the 12-month period ended May 31, 2018?
The U.S. economy is firing on all cylinders. Real Gross Domestic Product (“GDP”) growth came in at a robust 4.1% in the second quarter of 2018. Significant tax cuts and federal spending increases are still in the pipeline, which should help the economy grow well above potential in coming months. The good news is that this will support corporate earnings in the near term.
The problem is that above-potential economic growth drives above-potential job creation, which may push the unemployment rate below its sustainable rate. Payroll growth has averaged 202,000 over the last six months and 197,000 over the last year, roughly double the rate that would be necessary to maintain a stable unemployment rate given U.S. demographics. The unemployment rate could fall below 3.5%—at least a full percentage point below its estimated natural rate—before the cycle ends.
Alongside a tighter labor market comes faster wage and price inflation. Inflation has rebounded from last year’s slump, with the U.S. Federal Reserve’s (the “Fed”) preferred core inflation measure having accelerated from 0.9% in August to 2.0% in April on a six-month annualized basis. Twelve-month inflation numbers turned higher in March thanks to favorable base effects, bringing core inflation to 1.8%, slightly below the Fed’s target. Because inflation lags GDP growth by 18 months, inflation could begin to speed up, with added tailwinds coming from import tariffs and higher energy prices.
With lawmakers having doubled down on fiscal stimulus at a time when the labor market is already beyond full employment, the Fed continues to tighten monetary policy. With the market expecting up to two more rate hikes in 2018, the Fed is attempting to engineer a soft landing by taking policy into restrictive territory. However, history suggests that its odds of success may be low. A recession becomes possible when a fading fiscal impulse collides with tight monetary policy and an overextended economy.
The combination of rate hikes and Treasury supply congestion in the front end of the yield curve underpins our expectation for further bear flattening (when short-term rates increase at a faster rate than long-term rates), which itself is a harbinger of rising recession risk. We maintain an up-in-quality bias in fixed income, as we believe the Fed’s determination to avoid overheating by tightening policy may ultimately spell trouble for credit markets.
How did the Fund perform for the 12 months ended May 31, 2018?
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the 12-month period ended May 31, 2018, the Fund provided a

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2018

total return based on market price of 13.31% and a total return based on NAV of 8.02%. NAV return includes the deduction of management fees, operating expenses, and all other Fund expenses.
As of May 31, 2018, the Fund’s market price of $21.29 represented a premium of 11.35% to its NAV of $19.12. As of May 31, 2017, the Fund’s market price of $20.94 represented a premium of 5.86% to its NAV of $19.78. The market value of the Fund’s shares fluctuates from time to time and may be higher or lower than the Fund’s NAV. Past performance is not a guarantee of future results.
What were the Fund’s distributions?
From June 2017 through May 2018, the Fund paid a monthly distribution of $0.1821. The latest distribution represents an annualized distribution rate of 10.26% based on the Fund’s closing market price of $21.29 on May 31, 2018. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see Note 2(f) on page 54 for more information on distributions for the period.
Why did the Fund accrue excise tax during the period?
As a registered investment company, the Fund is subject to a 4% excise tax that is imposed if the Fund does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98.2% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). The Fund generally intends to distribute income and capital gains in the manner necessary to minimize (but not necessarily eliminate) the imposition of such excise tax. While the Fund’s income and capital gains can vary significantly from year to year, the Fund seeks to maintain more stable monthly distributions over time. The Fund may retain income or capital gains and pay excise tax when it is determined that doing so is in the best interest of shareholders. Management, in consultation with the Fund’s Board of Trustees, evaluates the costs of the excise tax relative to the benefits of retaining income and capital gains, including that such undistributed amounts (net of the excise tax paid) remain available for investment by the Fund and are available to supplement future distributions, which may facilitate the payment of more stable monthly distributions year over year.
Discuss performance over the period.
During the period, the Fund saw positive performance primarily attributable to the continued tightening of credit spreads across fixed income sectors, as well as the portfolio’s high carry. Carry refers to the income received net of borrowing costs from portfolio investments over a defined period.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2018

Return from spreads tightening during the period was chiefly driven by the portfolio’s investments in collateralized loan obligations (“CLOs”), bank loans, and high yield corporate bonds.
The complacent environment characterized by low volatility and a scarcity of bonds to buy, previously orchestrated by the Fed through quantitative easing, is changing more abruptly than market participants expected. The shift from quantitative easing to quantitative tightening took its toll in the first quarter of 2018 as rate, credit, and equity volatility all spiked. Many experienced the painful asymmetry of risk. Coupon returns on fixed income are, in many cases, not enough to cushion performance amid a spike in rate and spread volatility, especially in corporate credit.
As we approach a potential turn in the credit cycle, the portfolio has reduced its leverage to 0.30% from 21% at May 31, 2017. As the Fund deleveraged, exposure to bank loans, CLOs and high yield bonds was pared back.
Bank loans performed well, as spreads tightened during the period and defaults remained benign. Relatively high and floating-rate coupons may drive demand from investors looking to shorten duration as the Fed is raising interest rates. We do not expect meaningful deterioration in loan interest coverage until LIBOR reaches 3% or more, but as recent default activity shows, we could see some early casualties from the steady rise in borrowing costs.
CLO debt performed well, as front-end interest rates rose. Credit performance in underlying bank loans remains strong, though cyclical and idiosyncratic risk concerns are increasing. With less than two years remaining until our firm’s projected recession, we are cognizant of the growing risk of a negative credit event related to the turn in the credit cycle. We remain alert to spread duration, extension risk in new-issue CLO securities, and the impact on option-adjusted spreads and price volatility.
Aircraft ABS remained stable, as the underlying collateral performance remains strong and expected issuance increases. Spreads may track the broad market and be impacted by global political and trade concerns.
The high yield allocation added to performance. As spreads tightened and the credit curve flattened, we pared backed our exposure. Additionally, coverage ratios may deteriorate this year, as interest expense increases because of the Fed delivering rate hikes in 2018. We continue to avoid highly levered industries and companies with heavy capital expenditure needs that can impair cash flow generation. Companies with strong cash flows, recurring revenue streams, and high-quality margins should remain the focus in the later stages of the cycle.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2018

The Fund began allocating to non-agency residential mortgage-backed securities (non-agency RMBS) toward the latter half of the period. We hold a constructive view on non-agency RMBS as healthy housing fundamentals and improving borrower performance support the sector. Strong demand and muted new home construction have pushed inventories to historically low levels, in turn boosting home values. Against this backdrop, ongoing credit curing of legacy mortgage-backed securities borrowers should result in improved prepayments and loss rates on bonds, and has already emboldened greater risk-taking by lenders and investors.
With approximately 60% of the Fund’s Managed Assets invested in floating rate investments at period’s end, we believe the Fund is positioned for additional interest rate increases. We believe the Fed may raise rates two more times in 2018 for a total of four, and up to four times in 2019.
What was the impact of derivatives on Fund performance?
The Fund uses derivatives for its covered call strategy and for various hedging purposes. The covered call strategy added to performance during the period. Returns from foreign currency hedges were negligible. Returns from other hedges, including credit hedges, were marginally negative but were part of a broader portfolio strategy to reduce credit risk.
Discuss the Fund’s approach to duration.
Although the Fund has no set policy regarding portfolio duration or maturity, the Fund currently maintains a low-duration target, but adds opportunistically to attractive long duration assets when it can take advantage of short-term fluctuations in interest rates.
Discuss the Fund’s use of leverage.
The use of leverage contributed to the Fund’s total return during this period. The purpose of leverage (borrowing and reverse repurchase agreements) is to fund the purchase of additional securities that provide increased income and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Leverage results in greater NAV volatility and entails more downside risk than an unleveraged portfolio.
Leverage was reduced to approximately 0.30% of managed assets (including the proceeds of leverage) at May 31, 2018, from 21% at May 31, 2017. GPIM employs leverage through two vehicles: reverse repurchase agreements, under which the Fund temporarily transfers possession of portfolio securities and receives cash which can be used for additional investments, and a committed financing facility through a leading financial institution. There is no guarantee that the Fund’s leverage strategy will be

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2018

successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.
Risks and Other Considerations
Investing involves risk, including the possible loss of principal and fluctuation of value. The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are expressed for informational purposes only and are subject to change at any time, based on market and other conditions, and may not come to pass. These views may differ from views of other investment professionals at Guggenheim and should not be construed as research, investment advice or a recommendation of any kind regarding the fund or any issuer or security, do not constitute a solicitation to buy or sell any security and should not be considered specific legal, investment or tax advice. The information provided does not take into account the specific objectives, financial situation or particular needs of any specific investor.
The views expressed in this report may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. Actual results or events may differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession and interest rates.
There can be no assurance that the Fund will achieve its investment objectives or that any investment strategies or techniques discussed herein will be effective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2018

Please see guggenheiminvestments.com/gof for a detailed discussion of the Fund’s risks and considerations.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

12 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

FUND SUMMARY (Unaudited)	May 31, 2018

Fund Statistics
Share Price	$21.29
Net Asset Value	$19.12
Premium to NAV	11.35%
Net Assets ($000)	$530,250

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED MAY 31, 2018

	One	Three	Five	Ten
	Year	Year	Year	Year
Guggenheim Strategic Opportunities Fund
NAV	8.02%	11.34%	9.90%	12.75%
Market	13.31%	12.38%	11.17%	14.53%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/gof. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

Ten Largest Holdings	(% of Total Net Assets)
LSTAR Securities Investment Ltd., 3.90%	1.1%
TSGE, 6.25%	0.9%
Golub Capital Partners CLO 36m Ltd., 4.19%	0.9%
Fortress Credit Opportunities IX CLO Ltd., 4.99%	0.8%
Encore Capital Group, Inc., 5.62%	0.7%
GMAC Commercial Mortgage Asset Corp., 6.36%	0.7%
Accuride Corp., 7.55%	0.7%
QBE Insurance Group Ltd., 7.50%	0.6%
Ameriquest Mortgage Securities Trust, 2.13%	0.6%
Flagship CLO VIII Ltd., 7.55%	0.6%
Top Ten Total	7.6%
“Ten Largest Holdings” excludes any temporary cash or derivative investments.

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FUND SUMMARY (Unaudited) continued	May 31, 2018

Distributions to Shareholder & Annualized Distribution Rate

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FUND SUMMARY (Unaudited) continued	May 31, 2018

Portfolio Breakdown	% of Net Assets
Investments:
Senior Floating Rate Interests	36.1%
Corporate Bonds	23.1%
Asset-Backed Securities	20.6%
Collateralized Mortgage Obligations	8.8%
U.S. Treasury Bills	6.4%
Foreign Government Bonds	2.2%
Commercial Paper	1.8%
Money Market Fund	1.2%
Preferred Stocks	0.6%
Other	0.8%
Total Investments:	101.6%
Call Options Written	-0.1%
Other Assets & Liabilities, net	-1.5%
Net Assets	100.0%

Holdings diversification and holdings are subject to change daily. For more information, please visit guggenheiminvestments.com/gof. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

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FUND SUMMARY (Unaudited) continued	May 31, 2018

Portfolio Composition by Quality Rating*

% of Total
Rating	Investments
Fixed Income Instruments
AAA	5.6%
AA	0.8%
A	6.9%
BBB	11.0%
BB	9.7%
B	29.1%
CCC	5.1%
CC	4.2%
NR**	18.8%
Other Instruments
Other	0.3%
Short-Term Investments	8.5%
Total Investments	100.0%

*
Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All rated securities have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted Moody’s and Fitch ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

**	NR securities do not necessarily indicate low credit quality.

16 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS		May 31, 2018

	Shares	Value
COMMON STOCKS† – 0.3%

Energy – 0.2%
SandRidge Energy, Inc.*,1	41,086	$ 597,390
Approach Resources, Inc.*	57,880	174,219
Titan Energy LLC*,1	9,603	10,467
Comstock Resources, Inc.*	1	12
Total Energy		782,088

Utilities – 0.1%
TexGen Power LLC*,††	22,219	777,665

Technology – 0.0%
Aspect Software Parent, Inc.*,†††,2,3	55,777	137,213
Qlik Technologies, Inc. – Class A*,†††,2	56	57,049
Qlik Technologies, Inc. – Class B*,†††,2	13,812	1
Qlik Technologies, Inc.*,†††,2	3,600	–
Total Technology		194,263

Communications – 0.0%
Cengage Learning Acquisitions, Inc.*,††	11,126	62,306

Consumer, Non-cyclical – 0.0%
Targus Group International Equity, Inc*,†††,2,3	12,989	33,921

Industrial – 0.0%
Carey International, Inc.*,†††,2	6	–
Total Common Stocks
(Cost $3,479,947)		1,850,243

PREFERRED STOCKS† – 0.6%
Industrial – 0.3%
Seaspan Corp.
6.38% due 04/30/19[1]	52,750	1,344,598
Lytx Holdings, LLC 11.50%*,†††,2,4	485	485,000
Total Industrial		1,829,598

Financial – 0.3%
Public Storage 5.40%[4]	41,000	1,039,350
AgriBank FCB 6.88%[1,4,5]	4,000	432,000
Total Financial		1,471,350
Total Preferred Stocks
(Cost $3,146,779)		3,300,948

See notes to financial statements.

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SCHEDULE OF INVESTMENTS continued		May 31, 2018

	Shares	Value
WARRANTS††† – 0.0%
Lytx, Inc.
$41.34, expiring 10/04/22*,2	26	$ –
Total Warrants
(Cost $–)		–

MONEY MARKET FUND† – 1.2%
Dreyfus Treasury Prime Cash Management Institutional Shares 1.62%[6]	6,414,548	6,414,548
Total Money Market Fund
(Cost $6,414,548)		6,414,548

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,12 – 36.1%

Industrial – 8.1%
Tronair Parent, Inc.
7.10% (1 Month USD LIBOR + 4.75%) and (3 Month USD LIBOR + 4.75%)
due 09/08/23	3,168,041	$ 3,088,840
Verallia Packaging Sasu
3.25% due 05/29/25[7]	EUR 2,500,000	2,913,491
ILPEA Parent, Inc.
6.74% (1 Month USD LIBOR + 4.75%) due 03/02/23	2,626,212	2,645,909
Springs Window Fashions
4.25% due 05/24/25[7]	1,350,000	1,353,375
8.50% due 05/24/26[7]	1,350,000	1,287,562
Alion Science & Technology Corp.
6.48% (1 Month USD LIBOR + 4.50%) due 08/19/21	2,355,434	2,364,267
American Bath Group LLC
7.55% (3 Month USD LIBOR + 5.25%) due 09/30/23	2,172,431	2,175,147
Transcendia Holdings, Inc.
5.48% (1 Month USD LIBOR + 3.50%) due 05/30/24	1,990,013	1,997,475
Foundation Building Materials Holding Company LLC
3.25% due 05/11/25[7]	1,750,000	1,751,102
Bioplan / Arcade
6.73% (1 Month USD LIBOR + 4.75%) due 09/23/21	1,882,337	1,750,573
Capstone Logistics
6.48% (1 Month USD LIBOR + 4.50%) due 10/07/21	1,560,509	1,540,519
WP CPP Holdings LLC
6.28% (3 Month USD LIBOR + 3.75%) due 04/30/25	1,500,000	1,506,090
Advanced Integration Technology LP
7.22% (1 Month USD LIBOR + 4.75%) and (6 Month USD LIBOR + 4.75%)
due 04/03/23	1,389,755	1,389,755
National Technical
8.16% (1 Month USD LIBOR + 6.25%) due 06/12/21†††,2	1,395,061	1,360,185
Endries Acquisition Holdings, Inc.
6.67% (1 Month USD LIBOR + 4.75%) due 06/01/23†††,2	1,240,625	1,230,280

See notes to financial statements.

18 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2018

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,12 – 36.1% (continued)

Industrial – 8.1% (continued)
Amspec Services, Inc.
6.81% (3 Month USD LIBOR + 4.50%) due 07/01/22	1,179,218	$ 1,173,322
Zodiac Pool Solutions LLC
6.30% (3 Month USD LIBOR + 4.00%) due 12/20/23	1,168,310	1,166,849
CPM Holdings, Inc.
5.48% (1 Month USD LIBOR + 3.50%) due 04/11/22	1,147,709	1,158,475
HBC Hardware Holdings
8.48% (1 Month USD LIBOR + 6.50%) due 03/30/20†††,2	1,203,750	1,134,534
PT Intermediate Holdings III LLC
6.30% (3 Month USD LIBOR + 4.00%) due 12/09/24	675,000	671,625
10.30% (3 Month USD LIBOR + 8.00%) due 12/08/25	400,000	400,000
ProAmpac PG Borrower LLC
10.46% (1 Month USD LIBOR + 8.50%) due 11/18/24	1,000,000	1,018,750
Diversitech Holdings, Inc.
9.81% (3 Month USD LIBOR + 7.50%) due 06/02/25	1,000,000	1,010,000
Hayward Industries, Inc.
10.23% (1 Month USD LIBOR + 8.25%) due 08/04/25	1,000,000	1,000,000
DAE Aviation
5.73% (1 Month USD LIBOR + 3.75%) due 07/07/22	994,898	998,211
Arctic Long Carriers
6.48% (1 Month USD LIBOR + 4.50%) due 05/18/23	992,500	993,125
Resource Label Group LLC
6.80% (3 Month USD LIBOR + 4.50%) due 05/26/23	986,439	966,711
SLR Consulting Ltd.
4.00% due 05/14/25[7]	GBP 600,000	775,632
Patriot Container Corp. (Wastequip)
5.45% (1 Month USD LIBOR + 3.50%) due 03/20/25	600,000	601,500
Fortis Solutions Group LLC
6.43% (1 Month USD LIBOR + 4.50%) due 12/15/23†††,2	591,822	591,822
6.47% (1 Month USD LIBOR + 4.50%) due 12/15/23†††,2	4,083	3,621
Dimora Brands, Inc.
5.48% (1 Month USD LIBOR + 3.50%) due 08/24/24	497,500	499,366
Ranpak
9.19% (1 Month USD LIBOR + 7.25%) due 10/03/22	417,407	418,451
Carey International, Inc.
9.00% (3 Month USD LIBOR + 9.00%) due 05/23/20†††,2	51,648	5,165
Total Industrial		42,941,729

Technology – 7.1%
Planview, Inc.
7.23% (1 Month USD LIBOR + 5.25%) due 01/27/23†††,2	1,985,000	1,967,001
11.73% (1 Month USD LIBOR + 9.75%) due 07/27/23†††,2	900,000	889,324

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 19

SCHEDULE OF INVESTMENTS continued		May 31, 2018

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,12 – 36.1% (continued)

Technology – 7.1% (continued)
Advanced Computer Software
4.75% due 05/31/24[7]	1,300,000	$ 1,303,250
11.83% (3 Month USD LIBOR + 9.50%) due 01/31/23	1,250,000	1,234,375
7.83% (3 Month USD LIBOR + 5.50%) due 03/18/22	98,154	98,154
TIBCO Software, Inc.
5.49% (1 Month USD LIBOR + 3.50%) due 12/04/20	2,372,124	2,378,647
LANDesk Group, Inc.
6.24% (1 Month USD LIBOR + 4.25%) due 01/20/24	2,248,549	2,213,877
Nimbus Acquisitions Bidco Ltd.
8.25% (3 Month USD LIBOR + 6.25%) due 07/15/21†††,2	GBP 1,651,989	2,176,896
Ministry Brands LLC
5.98% (1 Month USD LIBOR + 4.00%) due 12/02/22	2,120,981	2,110,376
Cvent, Inc.
5.73% (1 Month USD LIBOR + 3.75%) due 11/29/24	2,000,000	1,995,000
Bullhorn, Inc.
9.09% (3 Month USD LIBOR + 6.75%) due 11/21/22†††,2	1,943,187	1,932,376
9.11% (3 Month USD LIBOR + 6.75%) due 11/21/22†††,2	52,230	46,387
Park Place Technologies LLC
5.98% (1 Month USD LIBOR + 4.00%) due 03/29/25	1,000,000	1,000,000
9.98% (1 Month USD LIBOR + 8.00%) due 03/29/26	500,000	497,500
Aspect Software, Inc.
12.56% (2 Month USD LIBOR + 10.50%) due 05/25/20[3]	883,152	843,851
16.11% (1 Month USD LIBOR + 10.50%) due 06/29/18†††,2,3	609,375	609,375
Viewpoint, Inc.
6.55% (3 Month USD LIBOR + 4.25%) due 07/19/24	1,393,000	1,396,482
Brave Parent Holdings, Inc.
6.04% (3 Month USD LIBOR + 4.00%) due 04/18/25	1,300,000	1,304,875
CPI Acquisition, Inc.
6.36% (3 Month USD LIBOR + 4.50%) due 08/17/22	2,021,782	1,260,722
Optiv, Inc.
5.25% (1 Month USD LIBOR + 3.25%) due 02/01/24	1,275,000	1,243,125
Severin Acquisition LLC
7.23% (2 Month USD LIBOR + 4.88%) and (3 Month USD LIBOR + 4.88%)
due 07/30/21	975,000	975,000
7.73% (2 Month USD LIBOR + 5.38%) and (3 Month USD LIBOR + 5.38%)
due 07/30/21	246,250	247,481
MRI Software LLC
7.81% (3 Month USD LIBOR + 6.00%) due 06/30/23	1,131,694	1,120,378
7.61% (3 Month USD LIBOR + 6.00%) due 06/30/23	55,278	54,725
7.95% (3 Month USD LIBOR + 6.00%) due 06/30/23†††,2	17,111	15,734
Lytx, Inc.
8.73% (1 Month USD LIBOR + 6.75%) due 08/31/23†††,2	1,153,963	1,128,989
Datix Bidco Ltd.
7.02% (6 Month USD LIBOR + 4.50%) due 04/18/25†††,2	1,065,000	1,054,529

See notes to financial statements.

20 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2018

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,12 – 36.1% (continued)

Technology – 7.1% (continued)
EIG Investors Corp.
6.32% (1 Month USD LIBOR + 4.00%) and (3 Month USD LIBOR + 4.00%)
due 02/09/23	1,042,165	$ 1,046,073
Project Accelerate Parent, LLC
6.16% (1 Month USD LIBOR + 4.25%) due 01/02/25	1,000,000	999,980
Greenway Health LLC
6.05% (3 Month USD LIBOR + 3.75%) due 02/16/24	1,000,000	999,380
Palermo Finance Corp.
6.85% (2 Month USD LIBOR + 4.50%) and (3 Month USD LIBOR + 4.50%)
due 04/17/23†††,2	992,500	984,475
PowerSchool, Inc.
7.36% (2 Month USD LIBOR + 5.00%) and (3 Month USD LIBOR + 5.00%)
due 07/30/21	574,770	574,770
7.09% (3 Month USD LIBOR + 4.75%) due 07/29/21†††,2	350,001	326,928
Cologix Holdings, Inc.
8.98% (1 Month USD LIBOR + 7.00%) due 03/20/25	750,000	758,752
Ping Identity Corp.
5.72% (1 Month USD LIBOR + 3.75%) due 01/24/25	500,000	501,250
GlobalLogic Holdings, Inc.
6.05% (3 Month USD LIBOR + 3.75%) due 06/20/22	487,505	488,724
Total Technology		37,778,761

Consumer, Non-cyclical – 6.3%
WIRB – Copernicus Group, Inc.
6.23% (1 Month USD LIBOR + 4.25%) due 08/15/22	3,152,990	3,156,932
Reddy Ice Holdings, Inc.
7.88% (Commercial Prime Lending Rate + 4.50%) and
(3 Month USD LIBOR + 5.50%) due 05/01/19	2,236,585	2,225,872
Immucor, Inc.
7.30% (3 Month USD LIBOR + 5.00%) due 06/15/21	1,985,000	2,017,256
CTI Foods Holding Co. LLC
5.49% (1 Month USD LIBOR + 3.50%) due 06/29/20	1,325,000	1,130,662
9.24% (1 Month USD LIBOR + 7.25%) due 06/28/21	1,105,000	828,750
Endo Luxembourg Finance Co.
6.25% (1 Month USD LIBOR + 4.25%) due 04/29/24	1,886,747	1,864,842
Chef’s Warehouse Parent LLC
5.98% (1 Month USD LIBOR + 4.00%) due 06/22/22	1,606,518	1,616,559
Touchtunes Interactive Network
6.73% (1 Month USD LIBOR + 4.75%) due 05/28/21	1,578,024	1,589,858
MDVIP LLC
6.18% (1 Month USD LIBOR + 4.25%) due 11/14/24	1,496,250	1,499,991
BCPE Eagle Buyer LLC
6.23% (1 Month USD LIBOR + 4.25%) due 03/18/24	1,486,492	1,415,884
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
6.81% (3 Month USD LIBOR + 4.50%) due 04/03/25	1,250,000	1,250,000

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 21

SCHEDULE OF INVESTMENTS continued		May 31, 2018

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,12 – 36.1% (continued)

Consumer, Non-cyclical – 6.3% (continued)
Arctic Glacier Group Holdings, Inc.
5.48% (1 Month USD LIBOR + 3.50%) due 03/20/24	1,238,767	$ 1,247,030
IHC Holding Corp.
8.73% (1 Month USD LIBOR + 6.75%) due 04/30/21†††,2	946,644	939,741
8.93% (3 Month USD LIBOR + 6.75%) due 04/30/21†††,2	181,712	180,387
Sho Holding I Corp.
7.36% (3 Month USD LIBOR + 5.00%) due 10/27/22	1,214,971	1,087,399
Duran, Inc.
6.20% (3 Month USD LIBOR + 4.00%) due 12/20/24	550,000	550,000
6.34% (3 Month USD LIBOR + 4.00%) due 03/29/24	501,648	501,648
RESIC Enterprises, LLC (Lyons Magnus, Inc.)
5.98% (1 Month USD LIBOR + 4.00%) due 11/11/24	1,047,375	1,048,684
Avantor, Inc.
5.98% (1 Month USD LIBOR + 4.00%) due 11/21/24	997,500	1,004,233
Pelican Products, Inc.
5.41% (3 Month USD LIBOR + 3.50%) due 05/01/25	1,000,000	1,003,750
Tecbid US, Inc.
6.55% (3 Month USD LIBOR + 4.25%) due 07/25/24	988,890	986,418
Alegeus Technologies LLC
7.31% (3 Month USD LIBOR + 5.00%) due 04/28/23†††,2	992,500	984,385
Springs Industries, Inc.
8.48% (1 Month USD LIBOR + 6.50%) due 06/01/21†††,2	982,500	982,500
Affordable Care Holding
6.85% (2 Month USD LIBOR + 4.75%) due 10/24/22	977,500	977,500
Give and Go Prepared Foods Corp.
6.22% (1 Month USD LIBOR + 4.25%) due 07/29/23	835,800	802,368
Certara, Inc.
5.80% (3 Month USD LIBOR + 3.50%) due 08/15/24	622,387	623,943
NES Global Talent
7.86% (3 Month USD LIBOR + 5.50%) due 05/11/23	500,000	497,500
Packaging Coordinators Midco, Inc.
6.06% (2 Month USD LIBOR + 4.00%) due 06/30/23	472,595	473,777
American Tire Distributors, Inc.
6.23% (1 Month USD LIBOR + 4.25%) due 09/01/21	500,000	433,540
Examworks Group, Inc.
5.19% (1 Month USD LIBOR + 3.25%) due 07/27/21†††,2	300,000	272,195
Nellson Nutraceutical (US)
6.55% (3 Month USD LIBOR + 3.25%) due 12/23/21	267,540	266,872
Nellson Nutraceutical (CAD)
6.55% (3 Month USD LIBOR + 3.25%) due 12/23/21	109,984	109,709
Targus Group International, Inc.
15.00% (1 Month USD LIBOR + 11.50%) due 05/24/16†††,2,3,11	155,450	–
Total Consumer, Non-cyclical		33,570,185

See notes to financial statements.

22 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2018

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,12 – 36.1% (continued)

Consumer, Cyclical – 5.7%
Accuride Corp.
7.55% (3 Month USD LIBOR + 5.25%) due 11/17/23	3,428,784	$ 3,454,500
EG Finco Ltd.
6.14% (2 Month USD LIBOR + 4.00%) due 02/07/25	2,200,000	2,192,674
4.00% (1 Month USD LIBOR + 4.00%) due 02/07/25	600,000	598,002
8.75% (2 Month EURIBOR + 7.75%) due 03/22/26	EUR 400,000	464,990
BBB Industries, LLC
6.48% (1 Month USD LIBOR + 4.50%) due 11/03/21	2,840,913	2,862,220
Big Jack Holdings LP
5.00% (1 Month USD LIBOR + 3.50%) due 04/05/24	1,865,202	1,872,196
5.49% (1 Month USD LIBOR + 3.50%) due 04/05/24	330,000	331,238
K & N Parent, Inc.
6.73% (1 Month USD LIBOR + 4.75%) due 10/20/23	1,952,226	1,942,464
AT Home Holding III
5.86% (3 Month USD LIBOR + 3.50%) due 06/03/22	1,940,000	1,940,000
Blue Nile, Inc.
8.80% (3 Month USD LIBOR + 6.50%) due 02/17/23	1,925,000	1,934,625
Boot Barn Holdings, Inc.
6.81% (3 Month USD LIBOR + 4.50%) due 06/29/21†††,2	1,765,000	1,747,350
Lands’ End, Inc.
5.23% (1 Month USD LIBOR + 3.25%) due 04/02/21	1,647,145	1,578,311
Apro LLC
6.03% (2 Month USD LIBOR + 4.00%) due 08/08/24	1,172,000	1,177,860
LegalZoom.com, Inc.
6.45% (1 Month USD LIBOR + 4.50%) due 11/21/24	1,047,375	1,055,230
SMG US Midco 2, Inc.
5.23% (1 Month USD LIBOR + 3.25%) due 01/23/25	1,000,000	1,002,920
Galls LLC
8.23% (1 Month USD LIBOR + 6.25%) due 01/31/25†††,2	910,263	900,504
8.21% (1 Month USD LIBOR + 6.25%) due 01/31/24†††,2	21,711	19,039
Checkers Drive-In Restaurants, Inc.
6.24% (1 Month USD LIBOR + 4.25%) due 04/25/24	893,250	879,851
Truck Hero, Inc.
5.00% (3 Month USD LIBOR + 4.00%) due 04/22/24	850,000	851,063
Belk, Inc.
7.09% (3 Month USD LIBOR + 4.75%) due 12/12/22	792,209	613,304
ABRA Auto Body
9.14% (3 Month USD LIBOR + 7.25%) due 09/19/22	500,000	502,500
Leslie’s Poolmart, Inc.
5.48% (1 Month USD LIBOR + 3.50%) due 08/16/23	488,422	487,201
Talbots, Inc.
6.48% (1 Month USD LIBOR + 4.50%) due 03/19/20	457,871	451,864

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 23

SCHEDULE OF INVESTMENTS continued		May 31, 2018

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,12 – 36.1% (continued)

Consumer, Cyclical – 5.7% (continued)
Acosta, Inc.
5.41% (Commercial Prime Lending Rate + 2.25%) and
(1 Month USD LIBOR + 3.25%) due 09/26/19	415,556	$ 328,854
5.43% (1 Month USD LIBOR + 3.25%) and
(3 Month USD LIBOR + 3.25%) due 09/26/19	122,222	96,722
Sears Roebuck Acceptance Corp.
6.42% (Commercial Prime Lending Rate + 3.50%) due 01/18/19	257,665	256,163
CH Holding Corp.
9.23% (1 Month USD LIBOR + 7.25%) due 02/03/25	200,000	204,000
BC Equity Ventures LLC
8.81% (3 Month USD LIBOR + 6.50%) due 08/31/22	199,492	201,487
Total Consumer, Cyclical		29,947,132

Basic Materials – 2.9%
A-Gas Ltd.
7.05% (3 Month USD LIBOR + 4.75%) due 08/11/24†††,2	2,421,997	2,379,141
4.75% (3 Month EURIBOR + 4.75%) due 07/25/24†††,2	EUR 1,250,000	1,453,998
ICP Industrial, Inc.
5.98% (1 Month USD LIBOR + 4.00%) due 11/03/23	2,286,777	2,275,344
PetroChoice Holdings
7.10% (2 Month USD LIBOR + 5.00%) due 08/19/22	2,055,909	2,066,188
American Rock Salt Company LLC
5.73% (1 Month USD LIBOR + 3.75%) due 03/21/25	2,000,000	2,011,260
Niacet Corp.
6.80% (3 Month USD LIBOR + 4.50%) due 02/01/24	1,683,000	1,683,000
Hoffmaster Group, Inc.
6.80% (3 Month USD LIBOR + 4.50%) due 11/21/23	1,089,981	1,093,611
GrafTech Finance, Inc.
5.42% (1 Month USD LIBOR + 3.50%) due 02/12/25	1,000,000	1,002,500
Niacet B.V.
5.50% (3 Month EURIBOR + 4.50%) due 02/01/24	EUR 792,000	925,883
Big River Steel LLC
7.30% (3 Month USD LIBOR + 5.00%) due 08/23/23	497,500	506,206
PMHC II, Inc. (Prince)
5.80% (3 Month USD LIBOR + 3.50%) due 03/31/25	200,000	201,312
Noranda Aluminum Acquisition Corp.
8.00% (Commercial Prime Lending Rate + 3.50%) due 02/28/19[11]	517,932	647
Total Basic Materials		15,599,090

Communications – 2.6%
Market Track LLC
6.55% (3 Month USD LIBOR + 4.25%) due 06/05/24	2,133,875	2,133,875
Dominion Web Solutions LLC
7.96% (1 Month USD LIBOR + 6.00%) due 06/15/24†††,2	1,870,481	1,842,475

See notes to financial statements.

24 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2018

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,12 – 36.1% (continued)

Communications – 2.6% (continued)
Imagine Print Solutions LLC
7.06% (3 Month USD LIBOR + 4.75%) due 06/21/22	1,980,000	$ 1,782,000
Houghton Mifflin Co.
4.98% (1 Month USD LIBOR + 3.00%) due 05/28/21	1,731,183	1,605,673
Cengage Learning Acquisitions, Inc.
6.18% (1 Month USD LIBOR + 4.25%) due 06/07/23	1,685,939	1,509,337
Comet Bidco Ltd.
7.31% (1 Month USD LIBOR + 5.00%) due 10/31/24	1,500,000	1,461,255
GTT Communications B.V.
3.25% due 04/26/25[7]	EUR 1,000,000	1,165,536
TVC Albany, Inc.
6.30% (3 Month USD LIBOR + 4.00%) due 09/18/24	1,127,435	1,128,844
Proquest LLC
5.73% (1 Month USD LIBOR + 3.75%) due 10/24/21	392,794	396,722
10.98% (1 Month USD LIBOR + 9.00%) due 12/15/22	332,000	335,320
Mcgraw-Hill Global Education Holdings LLC
5.98% (1 Month USD LIBOR + 4.00%) due 05/04/22	494,922	481,312
Total Communications		13,842,349

Utilities – 1.4%
Thor Bidco (Morrison Utility)
5.51% (1 Month USD LIBOR + 5.00%) due 09/20/23	GBP 1,400,000	1,860,984
Invenergy Thermal
7.80% (3 Month USD LIBOR + 5.50%) due 10/19/22	1,506,582	1,438,785
Panda Power
8.80% (3 Month USD LIBOR + 6.50%) due 08/21/20	1,227,250	1,133,673
EIF Channelview Cogeneration LLC
6.24% (1 Month USD LIBOR + 4.25%) due 04/13/25	1,000,000	1,003,330
Bhi Investments LLC
10.59% (3 Month USD LIBOR + 8.75%) due 02/28/25	1,000,000	990,000
Panda Moxie Patriot
8.05% (3 Month USD LIBOR + 5.75%) due 12/19/20	504,681	494,275
Panda Temple II Power
8.30% (3 Month USD LIBOR + 6.00%) due 04/03/19	284,129	266,797
Total Utilities		7,187,844

Financial – 1.1%
Jane Street Group LLC
5.73% (1 Month USD LIBOR + 3.75%) due 08/25/22	1,934,375	1,951,301
StepStone Group LP
5.97% (1 Month USD LIBOR + 4.00%) due 03/27/25	1,500,000	1,507,500
American Stock Transfer & Trust
6.81% (3 Month USD LIBOR + 4.50%) due 06/26/20	1,434,812	1,434,812

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS continued		May 31, 2018

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,12 – 36.1% (continued)

Financial – 1.1% (continued)
Institutional Shareholder Services
6.06% (3 Month USD LIBOR + 3.75%) due 10/16/24	457,187	$ 458,331
5.80% (3 Month USD LIBOR + 3.75%) due 10/16/24	41,667	41,771
Northstar Financial Services LLC
4.25% (3 Month USD LIBOR + 3.50%) due 05/25/25	500,000	500,000
Total Financial		5,893,715

Energy – 0.9%
Permian Production Partners
7.94% (3 Month USD LIBOR + 6.00%) due 05/09/24	1,900,000	1,862,000
PSS Companies
6.34% (3 Month USD LIBOR + 4.50%) due 01/28/20	1,828,669	1,801,239
Gavilan Resources LLC
7.93% (1 Month USD LIBOR + 6.00%) due 03/01/24	990,000	968,962
Total Energy		4,632,201
Total Senior Floating Rate Interests
(Cost $193,115,036)		191,393,006

CORPORATE BONDS†† – 23.1%
Financial – 7.7%
QBE Insurance Group Ltd.
7.50% (USD 10 Year Swap Rate + 6.03%) due 11/24/43[9,12]	3,000,000	3,324,180
Bank of America Corp.
6.50% [4,5]	2,000,000	2,122,500
6.30% [4,5]	1,000,000	1,052,000
BBC Military Housing-Navy Northeast LLC
6.30% due 10/15/49†††,1	2,900,000	2,941,447
FBM Finance, Inc.
8.25% due 08/15/21[9]	2,500,000	2,617,000
Customers Bank
6.13% due 06/26/29[5,10]	2,500,000	2,590,661
Citizens Financial Group, Inc.
5.50%[4,5]	2,500,000	2,540,625
American Equity Investment Life Holding Co.
5.00% due 06/15/27	2,350,000	2,304,211
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.37% due 04/01/20[9]	1,075,000	1,081,718
7.25% due 08/15/24[9]	1,000,000	985,000
6.87% due 04/15/22[9]	200,000	198,750
CNB Financial Corp.
5.75% due 10/15/26[5,10]	2,000,000	2,041,270
Fort Knox Military Housing Privatization Project
5.82% due 02/15/52[10]	1,946,679	1,989,548

See notes to financial statements.

26 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2018

	Face
	Amount~	Value
CORPORATE BONDS†† – 23.1% (continued)

Financial – 7.7% (continued)
Atlas Mara Ltd.
8.00% due 12/31/20	2,200,000	$ 1,980,000
Citigroup, Inc.
6.25%[4,5]	1,400,000	1,440,250
Senior Housing Properties Trust
4.75% due 02/15/28	1,350,000	1,309,872
HUB International Ltd.
7.00% due 05/01/26[9]	1,300,000	1,301,040
NFP Corp.
6.87% due 07/15/25[9]	1,300,000	1,283,750
Assurant, Inc.
4.90% due 03/27/28	1,250,000	1,262,987
Travelport Corporate Finance plc
6.00% due 03/15/26[9]	1,250,000	1,256,250
Hunt Companies, Inc.
6.25% due 02/15/26[9]	1,300,000	1,223,625
Lincoln Finance Ltd.
7.38% due 04/15/21[9]	1,000,000	1,027,500
Pacific Beacon LLC
5.63% due 07/15/51[1,10]	702,442	671,890
GEO Group, Inc.
5.87% due 10/15/24	600,000	592,542
Atlantic Marine Corporations Communities LLC
5.38% due 02/15/48[1]	542,552	539,064
LoanCore Capital Markets LLC / JLC Finance Corp.
6.87% due 06/01/20[9]	500,000	509,625
Icahn Enterprises Limited Partnership / Icahn Enterprises Finance Corp.
6.00% due 08/01/20	300,000	305,625
Hospitality Properties Trust
5.25% due 02/15/26	158,000	160,758
Total Financial		40,653,688

Consumer, Cyclical – 3.2%
Ferrellgas Limited Partnership / Ferrellgas Finance Corp.
6.75% due 06/15/23[1]	2,135,000	1,889,475
6.50% due 05/01/21	429,000	397,898
HP Communities LLC
6.16% due 09/15/53†††,1,10	1,000,000	1,092,445
6.82% due 09/15/53[1,10]	967,391	1,058,588
Exide Technologies
11.00% (in-kind rate was 7.00%) due 04/30/22[1,8,9]	2,337,590	2,092,143
Carrols Restaurant Group, Inc.
8.00% due 05/01/22	1,925,000	2,004,406
JB Poindexter & Company, Inc.
7.12% due 04/15/26[9]	1,840,000	1,867,600

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS continued		May 31, 2018

	Face
	Amount~	Value
CORPORATE BONDS†† – 23.1% (continued)

Consumer, Cyclical – 3.2% (continued)
TVL Finance plc
8.50% due 05/15/23	GBP 1,040,000	$ 1,465,392
Williams Scotsman International, Inc.
7.87% due 12/15/22[9]	1,300,000	1,358,500
Boyne USA, Inc.
7.25% due 05/01/25[9]	1,000,000	1,040,000
Titan International, Inc.
6.50% due 11/30/23[9]	1,000,000	1,005,000
American Tire Distributors, Inc.
10.25% due 03/01/22[9]	1,500,000	735,000
Pinnacle Bidco plc
6.37% due 02/15/25	GBP 550,000	734,606
Total Consumer, Cyclical		16,741,053

Industrial – 3.1%
Encore Capital Group, Inc.
5.62% due 08/11/24†††	4,000,000	3,916,588
Summit Materials LLC / Summit Materials Finance Corp.
8.50% due 04/15/22	2,150,000	2,311,250
LKQ European Holdings BV
4.12% due 04/01/28	EUR 2,000,000	2,303,016
Grinding Media Inc. / MC Grinding Media Canada Inc.
7.37% due 12/15/23[9]	2,050,000	2,163,734
Dynagas LNG Partners Limited Partnership / Dynagas Finance, Inc.
6.25% due 10/30/19[1]	1,800,000	1,813,500
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27[10]	1,661,151	1,508,275
Cleaver-Brooks, Inc.
7.87% due 03/01/23[9]	1,200,000	1,237,500
Glenn Pool Oil & Gas Trust
6.00% due 08/02/21†††	681,021	677,709
New Enterprise Stone & Lime Company, Inc.
6.25% due 03/15/26[9]	350,000	351,750
Total Industrial		16,283,322

Communications – 2.4%
MDC Partners, Inc.
6.50% due 05/01/24[9]	2,900,000	2,566,500
Altice France S.A.
7.37% due 05/01/26[9]	2,225,000	2,163,813
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.87% due 05/15/24[9]	2,150,000	2,010,250
Cengage Learning, Inc.
9.50% due 06/15/24[9]	2,275,000	1,876,875

See notes to financial statements.

28 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2018

	Face
	Amount~	Value
CORPORATE BONDS†† – 23.1% (continued)

Communications – 2.4% (continued)
DISH DBS Corp.
7.75% due 07/01/26	2,150,000	$ 1,857,062
EIG Investors Corp.
10.87% due 02/01/24	900,000	974,250
Inmarsat Finance plc
6.50% due 10/01/24[9]	1,000,000	962,200
CSC Holdings LLC
6.75% due 11/15/21	500,000	527,975
Total Communications		12,938,925

Consumer, Non-cyclical – 2.2%
Albertsons Companies LLC / Safeway Incorporated / New Albertson’s Inc /
Albertson’s LLC
6.62% due 06/15/24	2,600,000	2,444,780
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22	1,875,000	1,907,813
Carriage Services, Inc.
6.62% due 06/01/26[9]	1,300,000	1,311,375
Midas Intermediate Holdco II LLC
7.87% due 10/01/22[9]	1,300,000	1,274,000
Flexi-Van Leasing, Inc.
10.00% due 02/15/23[9]	1,133,000	1,070,685
Endo Finance LLC / Endo Finco, Inc.
7.25% due 01/15/22[9]	800,000	693,000
5.37% due 01/15/23[9]	500,000	371,100
Valeant Pharmaceuticals International, Inc.
7.00% due 03/15/24[9]	1,000,000	1,047,500
Beverages & More, Inc.
11.50% due 06/15/22[9]	650,000	573,625
KeHE Distributors LLC / KeHE Finance Corp.
7.62% due 08/15/21[9]	550,000	533,500
FAGE International S.A./ FAGE USA Dairy Industry, Inc.
5.62% due 08/15/26[9]	504,000	466,200
Total Consumer, Non-cyclical		11,693,578

Energy – 2.0%
Hess Corp.
5.60% due 02/15/41	1,550,000	1,580,945
6.00% due 01/15/40	1,000,000	1,043,928
7.13% due 03/15/33	500,000	588,871
Husky Energy, Inc.
4.00% due 04/15/24	900,000	906,111
3.95% due 04/15/22	600,000	608,972
Sunoco Logistics Partners Operations, LP
4.25% due 04/01/24	1,000,000	991,026

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS continued		May 31, 2018

	Face
	Amount~	Value
CORPORATE BONDS†† – 23.1% (continued)

Energy – 2.0% (continued)
American Midstream Partners Limited Partnership / American Midstream Finance Corp.
8.50% due 12/15/21[9]	895,000	$ 872,625
EQT Corp.
8.13% due 06/01/19	800,000	838,705
Buckeye Partners, LP
4.35% due 10/15/24	750,000	745,995
Indigo Natural Resources LLC
6.87% due 02/15/26[9]	650,000	620,750
TransMontaigne Partners Limited Partnership / TLP Finance Corp.
6.13% due 02/15/26	500,000	505,000
Crestwood Midstream Partners Limited Partnership / Crestwood Midstream Finance Corp.
6.25% due 04/01/23	400,000	407,000
QEP Resources, Inc.
6.88% due 03/01/21	350,000	371,000
CNX Resources Corp.
8.00% due 04/01/23	340,000	361,250
Schahin II Finance Co. SPV Ltd.
5.88% due 09/25/22[10,11]	1,216,133	170,259
Total Energy		10,612,437

Basic Materials – 1.6%
BHP Billiton Finance USA Ltd.
6.75% (USD 5 Year Swap Rate + 5.09%) due 10/19/75[1,9,12]	2,450,000	2,665,600
Eldorado Gold Corp.
6.12% due 12/15/20[9]	2,400,000	2,304,000
Yamana Gold, Inc.
4.95% due 07/15/24[1]	2,260,000	2,278,322
New Day Aluminum
10.00% (in-kind rate was 6.00%) due 10/28/20†††,2,8	980,395	980,395
Mirabela Nickel Ltd.
9.50% due 06/24/19	1,388,176	305,399
Total Basic Materials		8,533,716

Utilities – 0.5%
LBC Tank Terminals Holding Netherlands BV
6.87% due 05/15/23[1,9]	1,425,000	1,448,156
Terraform Global Operating LLC
6.12% due 03/01/26[9]	1,000,000	997,500
Total Utilities		2,445,656

Technology – 0.4%
TIBCO Software, Inc.
11.37% due 12/01/21[9]	750,000	815,625
Ascend Learning LLC
6.87% due 08/01/25[9]	600,000	600,000

See notes to financial statements.

30 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2018

	Face
	Amount~	Value
CORPORATE BONDS†† – 23.1% (continued)

Technology – 0.4% (continued)
First Data Corp.
7.00% due 12/01/23[9]	500,000	$ 523,850
Epicor Software Corp.
10.56% (3 Month USD LIBOR + 8.25%) due 06/30/23†††,2,10,12	428,000	428,000
Total Technology		2,367,475
Total Corporate Bonds
(Cost $123,624,082)		122,269,850

ASSET-BACKED SECURITIES†† – 20.6%
Collateralized Loan Obligations – 13.8%
Golub Capital Partners CLO 36m Ltd.
2018-36A, 4.19% (3 Month USD LIBOR + 2.10%) due 02/05/31[9,12]	5,000,000	4,910,517
Fortress Credit Opportunities IX CLO Ltd.
2017-9A, 4.99% (3 Month USD LIBOR + 2.65%) due 11/15/29[9,12]	4,000,000	4,013,660
KVK CLO Ltd.
2014-2A, 7.10% (3 Month USD LIBOR + 4.75%) due 07/15/26[9,12]	3,000,000	2,819,655
2013-1A, due 01/15/28[1,9,13]	2,300,000	1,095,718
Flagship CLO VIII Ltd.
2014-8A, 7.55% (3 Month USD LIBOR + 5.20%) due 01/16/26[9,12]	3,250,000	3,248,614
FDF I Ltd.
2015-1A, 6.88% due 11/12/30[9]	2,000,000	1,997,087
2015-1A, 7.50% due 11/12/30[9]	1,000,000	999,996
FDF II Ltd.
2016-2A, 7.70% due 05/12/31[9]	3,000,000	2,980,134
Golub Capital Partners CLO Ltd.
2017-16A, 5.36% (3 Month USD LIBOR + 3.00%) due 07/25/29[9,12]	1,500,000	1,511,234
2015-25A, 6.01% (3 Month USD LIBOR + 3.65%) due 08/05/27[9,12]	1,000,000	1,000,637
KKR CLO 14 Ltd.
2016-14, 6.70% (3 Month USD LIBOR + 4.35%) due 07/15/28[9,12]	2,500,000	2,507,188
Golub Capital Partners CLO 25M Ltd.
2018-25A, 4.22% (3 Month USD LIBOR + 1.90%) due 05/05/30[9,12]	2,500,000	2,503,780
Dryden 50 Senior Loan Fund
2017-50A, due 07/15/30[9,13]	2,855,000	2,409,954
Carlyle Global Market Strategies CLO Ltd.
2012-3A, due 10/04/28[9,13]	2,600,000	2,132,429
Newstar Commercial Loan Funding LLC
2017-1A, 7.30% (3 Month USD LIBOR + 5.10%) due 03/20/27[9,12]	2,000,000	2,031,655
MP CLO VIII Ltd.
2018-2A, 4.26% (3 Month USD LIBOR + 1.90%) due 10/28/27†††,9,12	2,000,000	2,005,011
Fortress Credit Opportunities VI CLO Ltd.
2015-6A, 7.07% (3 Month USD LIBOR + 5.00%) due 10/10/26[9,12]	2,000,000	2,000,303
Avery Point II CLO Ltd.
2013-3X COM, due 01/18/25[13]	2,399,940	1,856,363

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 31

SCHEDULE OF INVESTMENTS continued		May 31, 2018

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 20.6% (continued)

Collateralized Loan Obligations – 13.8% (continued)
TPG Real Estate Finance Issuer Ltd.
2018-FL1, 4.64% (1 Month USD LIBOR + 2.70%) due 07/15/20[9,12]	1,800,000	$ 1,807,417
Hunt CRE Ltd.
2017-FL1, 5.22% (1 Month USD LIBOR + 3.30%) due 08/15/34[9,12]	1,800,000	1,789,965
Voya CLO Ltd.
2013-1A, due 10/15/30[9,13]	3,000,000	1,759,269
Monroe Capital CLO Ltd.
2014-1A, 5.96% (3 Month USD LIBOR + 3.60%) due 10/22/26[9,12]	1,750,000	1,752,085
Cent CLO 19 Ltd.
2013-19A, 5.66% (3 Month USD LIBOR + 3.30%) due 10/29/25[9,12]	1,750,000	1,751,807
Mountain Hawk II CLO Ltd.
2013-2A, 5.51% (3 Month USD LIBOR + 3.15%) due 07/22/24[9,12]	1,750,000	1,739,468
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[9,13]	2,000,000	1,734,584
Treman Park CLO Ltd.
2015-1A, due 04/20/27[9,13]	2,000,000	1,725,208
Marathon CLO V Ltd.
2013-5A, due 11/21/27[9,13]	3,566,667	1,695,062
Babson CLO Ltd.
2014-IA, due 07/20/25[9,13]	3,000,000	1,409,280
2012-2A, due 05/15/23[9,13]	2,000,000	80,644
Atlas Senior Loan Fund IX Ltd.
2018-9A, due 04/20/28[1,9,13]	2,600,000	1,412,718
Ladder Capital Commercial Mortgage Trust
2017-FL1, 5.54% (1 Month USD LIBOR + 3.60%) due 09/15/34[9,12]	1,350,000	1,346,294
Fortress Credit Opportunities VII CLO Ltd.
2016-7A, 5.07% (3 Month USD LIBOR + 2.95%) due 12/15/28[9,12]	1,250,000	1,255,187
Dryden 37 Senior Loan Fund
2015-37A, due 01/15/31[9,13]	1,348,799	1,064,780
Garrison Funding Ltd.
2016-2A, 6.33% (3 Month USD LIBOR + 4.00%) due 09/29/27[9,12]	1,000,000	1,009,279
Jackson Mill CLO Ltd.
2018-1A, 4.15% (3 Month USD LIBOR + 1.85%) due 04/15/27[9,12]	1,000,000	1,000,000
ALM XII Ltd.
2018-12A, 3.74% (3 Month USD LIBOR + 1.65%) due 04/16/27[9,12]	1,000,000	1,000,000
Atlas Senior Loan Fund IV Ltd.
2018-2A, 4.94% (3 Month USD LIBOR + 2.60%) due 02/17/26[9,12]	1,000,000	999,970
NewStar Clarendon Fund CLO LLC
2015-1A, 6.71% (3 Month USD LIBOR + 4.35%) due 01/25/27[9,12]	1,000,000	994,948
Dryden 41 Senior Loan Fund
2015-41A, due 04/15/31[9,13]	1,250,000	936,955
Great Lakes CLO Ltd.
2014-1A, due 10/15/29[9,13]	1,153,846	914,788

See notes to financial statements.

32 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2018

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 20.6% (continued)

Collateralized Loan Obligations – 13.8% (continued)
Venture XIII CLO Ltd.
2013-13A, due 09/10/29[9,13]	1,500,000	$ 888,591
West CLO Ltd.
2013-1A, due 11/07/25[9,13]	1,350,000	539,270
Finn Square CLO Ltd.
2012-1A, due 12/24/23[9,13]	2,500,000	263,385
Ares XXVI CLO Ltd.
2013-1A, due 04/15/25[9,13]	3,700,000	54,390
Keuka Park CLO Ltd.
2013-1A, due 10/21/24[1,9,13]	1,500,000	50,127
Total Collateralized Loan Obligations		72,999,406

Transport-Aircraft – 4.0%
Apollo Aviation Securitization Equity Trust
2017-1A, 5.93% due 05/16/42[9]	2,750,100	2,787,851
2016-2, 7.87% due 11/15/41	1,821,500	1,837,722
2016-1A, 9.20% due 03/17/36[1,9]	1,241,828	1,260,455
2016-1A, 6.50% due 03/17/36[9]	936,029	954,751
2016-2, 5.93% due 11/15/41	870,600	878,825
Rise Ltd.
2014-1B, 6.50% due 02/12/39	1,424,835	1,424,835
2014-1A, 4.74% due 02/12/39	1,121,000	1,099,141
Willis Engine Securitization Trust II
2012-A, 5.50% due 09/15/37[9]	2,342,380	2,309,301
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[9]	1,930,000	1,927,379
Falcon Aerospace Limited
2017-1, 6.30% due 02/15/42[9]	1,833,400	1,860,291
Stripes Aircraft Ltd.
2013-1 A1, 5.44% (1 Month USD LIBOR + 3.50%) due 03/20/23†††,12	1,383,064	1,377,506
Emerald Aviation Finance Ltd.
2013-1, 6.35% due 10/15/38[9]	1,137,635	1,156,555
ECAF I Ltd.
2015-1A, 5.80% due 06/15/22[10]	1,027,859	1,040,055
Castlelake Aircraft Securitization Trust
2014-1E, due 01/15/23†††,2,15	3,054,105	941,849
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/48[10]	506,244	431,939
Airplanes Pass Through Trust
2001-1A, 2.45% (1 Month USD LIBOR + 0.55%) due 03/15/19†††,10,12	6,677,317	166,933
BBAM Acquisition Finance
5.37% due 09/17/18	28,041	27,901
Total Transport-Aircraft		21,483,289

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 33

SCHEDULE OF INVESTMENTS continued		May 31, 2018

	Face
	Amount~	Value
ASSET-BACKED SECURITIES†† – 20.6% (continued)

Whole Business – 0.9%
TSGE
2017-1, 6.25% due 09/25/31†††,2	5,000,000	$ 4,983,750

Collateralized Debt Obligations – 0.9%
Anchorage Credit Funding 1 Ltd.
2015-1A, 6.30% due 07/28/30[9]	3,000,000	3,021,825
Anchorage Credit Funding 4 Ltd.
2016-4A, 5.50% due 02/15/35[9]	1,000,000	1,007,949
Highland Park CDO I Ltd.
2006-1A, 2.73% (3 Month USD LIBOR + 0.40%) due 11/25/51[1,10,12]	565,147	555,257
Total Collateralized Debt Obligations		4,585,031

Infrastructure – 0.4%
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 5.92% due 06/15/48[9]	2,000,000	2,007,354

Financial – 0.2%
NCBJ
2015-1A, 5.87% due 07/08/22†††,2	1,301,914	1,299,798

Diversified Payment Rights – 0.2%
Bib Merchant Voucher Receivables Ltd.
4.18% due 04/07/28†††,2	1,100,000	1,085,319

Transport-Container – 0.2%
Global SC Finance II SRL
2013-1A, 2.98% due 04/17/28[9]	983,333	969,425
Total Asset-Backed Securities
(Cost $114,164,353)		109,413,372

COLLATERALIZED MORTGAGE OBLIGATIONS†† – 8.8%

Residential Mortgage Backed Securities – 7.1%
LSTAR Securities Investment Ltd.
3.90% due 04/01/21	5,914,464	5,900,707
WaMu Asset-Backed Certificates WaMu Series
2007-HE2, 2.21% (1 Month USD LIBOR + 0.25%) due 04/25/37[12]	3,550,329	1,933,669
2007-HE2, 2.32% (1 Month USD LIBOR + 0.36%) due 04/25/37[12]	2,272,211	1,251,368
2007-HE4, 2.21% (1 Month USD LIBOR + 0.25%) due 07/25/47[12]	1,422,885	1,030,702
2007-HE2, 2.15% (1 Month USD LIBOR + 0.19%) due 04/25/37[12]	1,846,171	999,123
Ameriquest Mortgage Securities Trust
2006-M3, 2.13% (1 Month USD LIBOR + 0.18%) due 10/25/36[12]	4,943,218	3,310,261
2006-M3, 2.06% (1 Month USD LIBOR + 0.10%) due 10/25/36[12]	2,391,763	1,071,942
Long Beach Mortgage Loan Trust
2006-8, 2.05% (1 Month USD LIBOR + 0.09%) due 09/25/36[12]	4,922,904	2,064,237
2006-1, 2.15% (1 Month USD LIBOR + 0.19%) due 02/25/36[12]	1,529,819	1,284,806

See notes to financial statements.

34 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2018

	Face
	Amount~	Value
COLLATERALIZED MORTGAGE OBLIGATIONS†† – 8.8% (continued)

Residential Mortgage Backed Securities – 7.1% (continued)
ACE Securities Corporation Home Equity Loan Trust Series
2007-HE1, 2.11% (1 Month USD LIBOR + 0.15%) due 01/25/37[12]	3,226,277	$ 2,199,066
2007-ASP1, 2.16% (1 Month USD LIBOR + 0.20%) due 03/25/37[12]	1,770,298	1,112,715
Lehman XS Trust Series
2006-16N, 2.17% (1 Month USD LIBOR + 0.21%) due 11/25/46[12]	2,463,302	2,351,846
Master Asset Backed Securities Trust
2006-WMC3, 2.12% (1 Month USD LIBOR + 0.16%) due 08/25/36[12]	3,984,995	2,115,437
IXIS Real Estate Capital Trust
2007-HE1, 2.02% (1 Month USD LIBOR + 0.06%) due 05/25/37[12]	2,669,308	966,430
2007-HE1, 2.07% (1 Month USD LIBOR + 0.11%) due 05/25/37[12]	2,653,732	965,686
CitiMortgage Alternative Loan Trust Series
2007-A7, 2.36% (1 Month USD LIBOR + 0.40%) due 07/25/37[12]	1,256,142	1,062,928
First NLC Trust
2007-1, 2.24% (1 Month USD LIBOR + 0.28%) due 08/25/37[9,12]	1,651,824	1,058,561
GSAA Trust
2007-3, 2.13% (1 Month USD LIBOR + 0.17%) due 03/25/47[12]	2,056,005	1,054,562
GSAA Home Equity Trust
2006-16, 2.13% (1 Month USD LIBOR + 0.17%) due 10/25/36[12]	2,042,050	1,054,511
RALI Series Trust
2006-QO6, 2.19% (1 Month USD LIBOR + 0.23%) due 06/25/46[12]	2,277,823	1,018,395
Luminent Mortgage Trust
2006-2, 2.16% (1 Month USD LIBOR + 0.20%) due 02/25/46[12]	1,117,805	998,857
Morgan Stanley ABS Capital I Incorporated Trust
2007-HE1, 2.19% (1 Month USD LIBOR + 0.23%) due 11/25/36[12]	1,419,210	982,589
Morgan Stanley IXIS Real Estate Capital Trust
2006-2, 2.11% (1 Month USD LIBOR + 0.15%) due 11/25/36[12]	1,931,483	970,609
TBW Mortgage Backed Pass-Through Certificates
2006-6, 6.04% due 01/25/37[1]	1,308,911	616,442
2006-6, 5.75% due 01/25/37[1]	541,522	267,934
Total Residential Mortgage Backed Securities		37,643,383

Military Housing – 1.1%
GMAC Commercial Mortgage Asset Corp.
2004-POKA, 6.36% due 09/10/44[10]	3,500,000	3,712,162
Capmark Military Housing Trust
2007-AETC, 5.75% due 02/10/52[1,10]	1,895,473	1,863,127
2007-AET2, 6.06% due 10/10/52[1,10]	481,222	517,716
Total Military Housing		6,093,005

Commercial Mortgage Backed Securities – 0.6%
GAHR Commercial Mortgage Trust
2015-NRF, 3.38% (WAC) due 12/15/34[9,12]	3,000,000	2,936,478
Total Collateralized Mortgage Obligations
(Cost $47,609,015)		46,672,866

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 35

SCHEDULE OF INVESTMENTS continued		May 31, 2018

	Face
	Amount~	Value
U.S. TREASURY BILLS†† – 6.4%

U.S. Treasury Bills
1.77% due 07/26/18[1,14,15]	6,000,000	$ 5,983,592
1.85% due 08/09/18[1,14,15]	5,000,000	4,982,199
1.74% due 07/05/18[1,14,15]	4,500,000	4,492,552
1.64% due 06/14/18[1,14,15]	4,000,000	3,997,718
1.79% due 07/19/18[1,14,15]	3,500,000	3,491,682
1.68% due 06/21/18[1,14,15]	2,700,000	2,697,442
1.65% due 06/07/18[1,14,15]	2,500,000	2,499,351
1.83% due 08/02/18[1,14,15]	2,500,000	2,492,056
1.67% due 06/28/18[1,14,15]	2,100,000	2,097,271
1.72% due 07/05/18[1,14,15]	1,100,000	1,098,179
Total U.S. Treasury Bills
(Cost $33,832,476)		33,832,042

FOREIGN GOVERNMENT BONDS†† – 2.2%
Republic of Hungary
due 07/25/18[15]	HUF 2,884,000,000	10,537,399
Senegal Government International Bond
6.75% due 03/13/48[9]	1,000,000	900,480
Total Foreign Government Bonds
(Cost $11,536,878)		11,437,879

MUNICIPAL BONDS†† – 0.2%
Puerto Rico – 0.1%
Puerto Rico Electric Power Authority Revenue Bonds
2.07% (3 Month USD LIBOR + 0.52%) due 07/01/29[12]	1,000,000	875,000

Oklahoma – 0.1%
Oklahoma Development Finance Authority Revenue Bonds
5.45% due 08/15/28	400,000	421,740
Total Municipal Bonds
(Cost $1,246,786)		1,296,740

SENIOR FIXED RATE INTERESTS†† – 0.2%

Communications – 0.2%
MHGE Parent LLC
11.00% due 04/30/22	900,000	877,500
Total Senior Fixed Rate Interests
(Cost $878,140)		877,500

See notes to financial statements.

36 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued		May 31, 2018

	Face
	Amount~	Value
COMMERCIAL PAPER†† – 1.8%
Nutrien Ltd.
2.31% due 07/23/18[14]	6,500,000	$ 6,478,641
CBS Corp.
2.25% due 06/22/18[14]	3,200,000	3,195,800
Total Commercial Paper
(Cost $9,673,736)		9,674,441

	Contracts
CALL OPTIONS PURCHASED†,* – 0.1%
Call options on:
BofA Merrill Lynch S&P 500 Index Expiring January 2019 with
strike price of $3,000 (Notional Value $36,791,672)	136	172,040
BofA Merrill Lynch iShares MSCI Emerging Markets ETF Expiring January 2019
with strike price of $55.00 (Notional Value $28,510,560)	6,240	96,720
Total Call Options Purchased
(Cost $1,733,599)		268,760
Total Investments – 101.6%
(Cost $550,455,375)		$ 538,702,195

	Contracts
CALL OPTIONS WRITTEN†,* – (0.1)%
Call options on:
S&P 500 Index
Expiring June 2018 with strike price of $2,715.00 (Notional Value $84,674,951)	313	(608,785)
Total Call Options Written
(Premiums received $938,362)		(608,785)
Other Assets & Liabilities, net – (1.5)%		(7,842,989)
Total Net Assets – 100.0%		$ 530,250,421

FUTURES CONTRACTS†,*
				Value and
	Number of		Notional	Unrealized
Description	Contracts	Expiration Date	Amount	Loss*
EQUITY FUTURES CONTRACTS PURCHASED
S&P 500 Index Mini Futures Contracts	627	Jun 2018	$84,801,750	$ (1,957,869)

*
Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 37

SCHEDULE OF INVESTMENTS continued	May 31, 2018

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
						Net
						Unrealized
			Settlement	Settlement	Value at	Appreciation/
Counterparty	Contracts to Sell	Currency	Date	Value	May 31, 2018	(Depreciation)
JPMorgan Chase & Co.	59,500,000	DKK	06/01/18	$ 9,823,507	$ 9,345,560	$ 477,947
JPMorgan Chase & Co.	4,803,000	GBP	06/13/18	6,516,718	6,387,658	129,060
BofA Merrill Lynch	6,836,000	EUR	06/13/18	8,126,315	7,998,021	128,294
JPMorgan Chase & Co.	709,000	EUR	06/13/18	841,241	829,520	11,721
Goldman Sachs	945,000	EUR	06/13/18	1,117,005	1,105,636	11,369
JPMorgan Chase & Co.	2,884,000,000	HUF	07/25/18	10,567,277	10,587,775	(20,498)
						$ 737,893

						Net
			Settlement	Settlement	Value at	Unrealized
Counterparty	Contracts to Buy	Currency	Date	Value	May 31, 2018	(Depreciation)
Barclays	44,000	GBP	06/13/18	$ 59,339	$ 58,517	$ (822)
JPMorgan Chase & Co.	59,500,000	DKK	06/01/18	9,843,497	9,345,560	(497,937)
						$ (498,759)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 6.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 6.
†††	Value determined based on Level 3 inputs — See Note 6.
1	All or a portion of these securities have been physically segregated in connection with borrowings, futures contracts, reverse repurchase agreements and unfunded loan commitments. As of May 31, 2018, the total value of segregated was $53,527,356.
2	Security was fair valued by the Valuation Committee at May 31, 2018. The total market value of fair valued securities amounts to $37,591,631, (cost $39,077,617) or 7.1% of total net assets.
3	Affiliated issuer.
4	Perpetual maturity.
5	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
6	Rate indicated is the 7 day yield as of May 31, 2018.
7	Term loan interests in the Fund’s portfolio generally have variable rates. All or a portion of this security represents unsettled loan positions and may not have a stated coupon rate.
8	Payment-in-kind security.

See notes to financial statements.

38 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2018

9	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) liquid securities is $149,730,092 (cost $151,239,642), or 28.2% of total net assets.
10	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or
Section 4(a)(2) illiquid and restricted securities is $19,838,125 (cost $25,843,726), or 3.7% of total net assets — See Note 12.
11	Security is in default of interest and/or principal obligations.
12	Variable rate security. Rate indicated is the rate effective at May 31, 2018. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
13	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
14	Rate indicated is the effective yield at the time of purchase.
15	Zero coupon rate security.

BofA	Bank of America
DKK	Danish Krone
EUR	Euro
EURIBOR	European Interbank Offered Rate
GBP	British Pound
HUF	Hungarian Forint
LIBOR	London Interbank Offered Rate
plc	Public Limited Company
WAC	Weighted Average Coupon
USD	United States Dollar

See Sector Classification in Other Information section.
See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 39

SCHEDULE OF INVESTMENTS continued	May 31, 2018

Country Diversification

% of Long-Term
Country	Investments
United States	91.1%
United Kingdom	2.2%
Canada	2.0%
Cayman Islands	1.6%
Marshall Islands	0.7%
Australia	0.7%
Netherlands	0.5%
France	0.4%
Saint Maarten	0.3%
Jersey	0.2%
Senegal	0.2%
Luxembourg	0.1%
Total Long-Term Investments	100.0%

See notes to financial statements.

40 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2018

The following table summarizes the inputs used to value the Fund’s investments at May 31, 2018 (See Note 6 in the Notes to Financial Statements):
		Level 2	Level 3
		Significant	Significant
Investments in	Level 1	Observable	Unobservable
Securities (Assets)	Quoted Prices	Inputs	Inputs		Total
Asset-Backed Securities	$—	$97,553,206	$11,860,166		$109,413,372
Collateralized Mortgage Obligations	—	46,672,866	—		46,672,866
Commercial Paper	—	9,674,441	—		9,674,441
Common Stocks	782,088	839,971	228,184		1,850,243
Corporate Bonds	—	112,233,266	10,036,584		122,269,850
Forward Foreign Currency Exchange Contracts*	—	758,391	—		758,391
Foreign Government Bonds	—	11,437,879	—		11,437,879
Money Market Fund	6,414,548	—	—		6,414,548
Municipal Bonds	—	1,296,740	—		1,296,740
Call Options Purchased	268,760	—	—		268,760
Preferred Stocks	2,815,948	—	485,000		3,300,948
Senior Fixed Rate Interests	—	877,500	—		877,500
Senior Floating Rate Interests	—	164,233,670	27,159,336		191,393,006
U.S. Treasury Bills	—	33,832,042	—		33,832,042
Warrants	—	—	—	**	—
Total Assets	$10,281,344	$479,409,972	$49,769,270		$539,460,586

		Level 2	Level 3
		Significant	Significant
Investments in	Level 1	Observable	Unobservable
Securities (Liabilities)	Quoted Prices	Inputs	Inputs		Total
Forward Foreign Currency Exchange Contracts*	$—	$519,257	$—		$519,257
Equity Futures Contracts*	1,957,869	—	—		1,957,869
Call Options Written	608,785	—	—		608,785
Unfunded Loan Commitments (Note 11)	—	120,010	610,438		730,448
Total Liabilities	$2,566,654	$639,267	$610,438		$3,816,359

*	This derivative is reported as unrealized gain/loss at year end.
**	Security has a market value of $0.
Please refer to the detailed Schedule of Investments for a breakdown of investment type by industry category.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of May 31, 2018, reverse repurchase agreements of $1,610,022 are categorized as Level 2 within the disclosure hierarchy. See Note 7.
See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 41

SCHEDULE OF INVESTMENTS continued	May 31, 2018

Ending Balance at		Valuation	Unobservable	Input	Weighted
Category	May 31, 2018	Technique	Inputs	Range	Average
Assets:
Asset Backed	$ 6,069,069	Model Price	Market Comparable	4.5%-6.1%	5.8%
Securities			Yield
Asset Backed	3,549,450	Option Adjusted Spread	Indicative Quote	—	—
Securities		off the prior month end
		broker mark over the
		3 month LIBOR
Asset Backed	2,241,647	Yield Analysis	Yield	6.2%-13.0%	9.1%
Securities
Common Stocks	228,184	Enterprise Value	Valuation Multiple	6.6x-8.3x	8.0x
Corporate Bonds	8,628,189	Option Adjusted Spread	Indicative Quote	—	—
		off the prior month end
		broker mark over the
		3 month LIBOR
Corporate Bonds	1,408,395	Model Price	Market Comparable	10.0%	—
			Yield
Preferred Stocks	485,000	Model Price	Purchase Price	—	—
Senior Floating	20,044,501	Yield Analysis	Yield	4.8%-12.0%	8.0%
Rate Interests
Senior Floating	4,090,035	Model Price	Market Comparable	5.8%-6.3%	6.1%
Rate Interests			Yield
Senior Floating	2,340,896	Enterprise Value	Valuation Multiple	6.7x-11.4x	9.3x
Rate Interests
Senior Floating	683,904	Model Price	Purchase Price	—	—
Rate Interests
Total Assets	$ 49,769,270
Liabilities:
Unfunded Loan	$ 610,438	Model Price	Purchase Price	—	—
Commitments

Significant changes in an indicative quote, market comparable yield or valuation multiple would generally result in significant changes in the fair value of the security.
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
As of May 31, 2018, the Fund had securities with a total value of $6,896,254 transfer from Level 3 to Level 2 due to availability of market price information at year end and had securities with a total value of $2,135,794 transfer from Level 2 to Level 3 due to lack of observable inputs. As of May 31, 2018, the Fund had liabilities with a total value of $117,302 transfer from Level 3 to Level 2 due to availability of market price information at year end. There were no other securities that transferred between levels.

See notes to financial statements.

42 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

SCHEDULE OF INVESTMENTS continued	May 31, 2018

Summary of Fair Value Level 3 Activity
Following is a reconciliation of Level 3 assets and liabilities for which significant unobservable inputs were used to determine fair value for the year ended May 31, 2018:
			Assets				Liabilities
		Asset-					Unfunded
	Senior Floating	Backed	Corporate	Common	Preferred	Total	Loan
	Rate Interests	Securities	Bonds	Stocks	Stocks	Assets	Commitments
Beginning Balance	$20,110,736	$5,047,131	$9,934,194	$911,926	$–	$36,003,987	$(812,983)
Purchases/(Receipts)	16,041,677	9,022,332	4,050,740	–	485,000	29,599,749	(511,892)
Sales, maturities and
(paydowns)/Fundings	(9,110,152)	(942,410)	(433,312)	(1,019)	–	(10,486,893)	372,687
Earned
amortization/accretion	122,725	68,483	40,517	–	–	231,725	–
Total realized gains or
(losses) included in
earnings	(569,835)	(2,613,000)	2,770	(1,911,183)	–	(5,091,248)	170,110
Total change in unrealized
appreciation (depreciation)
included in earnings	489,297	2,563,433	(8,780)	1,228,460	–	4,272,410	54,338
Transfers into Level 3	1,968,861	166,933	–	–	–	2,135,794	–
Transfers out of Level 3	(1,893,973)	(1,452,736)	(3,549,545)	–	–	(6,896,254)	117,302
Ending Balance	$27,159,336	$11,860,166	$10,036,584	$228,184	$485,000	$49,769,270	$(610,438)
Net change in unrealized
appreciation (depreciation)
for investments in Level 3
securities still held at
May 31, 2018	$(370,309)	$451,611	$154,769	$(682,729)	$–	$(446,658)	$228,917

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 43

SCHEDULE OF INVESTMENTS continued	May 31, 2018

Affiliated Transactions
Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under the Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.
Transactions during the year ended May 31, 2018, in which the portfolio company is an “affiliated person”, were as follows:
							Shares/
				Realized			Face
	Value			Gain	Change in	Value	Amount	Investment
Security Name	05/31/17	Additions	Reductions	(Loss)	Unrealized	05/31/18	05/31/18	Income
Common Stocks
Aspect Software Parent, Inc.*,1	$ 835,017	$ –	$ –	$ –	$ (697,804)	$ 137,213	55,777	$ –
Targus Group International
Equity, Inc.*,1	20,113	–	(1,016)	396	14,428	33,921	12,989	–
Senior Floating Rate Interests
Aspect Software, Inc. 12.56%
(2 Month USD LIBOR +
10.50%) due 05/25/20[3]	903,975	–	(22,315)	–	(37,809)	843,851	883,152	105,973
Aspect Software, Inc. 16.11%
(1 Month USD LIBOR +
10.50%) due 06/29/18[1,3]	437,500	171,875	–	–	–	609,375	609,375	71,050
Targus Group
International, Inc.
15.00% due 12/31/19	64,198	3,389	(71,842)	–	4,255	–	–	–
Targus Group
International, Inc.
15.00% (1 Month USD LIBOR +
11.50%) due 05/24/16[1,2,3]	–	–	–	–	–	–	155,450	–
$ 2,260,803		$175,264	$(95,173)	$ 396	$ (716,930)	$ 1,624,360		$ 177,023

*	Non-income producing security.
1
Security was fair valued by the Valuation Committee at May 31, 2018. The total market value of affiliated and fair valued securities amounts to $780,509, (cost $2,228,628) or less than 0.1% of total net assets.

2	Security is in default of interest and/or principal obligations.
3
Variable rate security. Rate indicated is the rate effective at May 31, 2018. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

See notes to financial statements.

44 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES	May 31, 2018

ASSETS:
Investments in unaffiliated issuers, at value (cost $547,345,021)	$537,077,835
Investments in affiliated issuers, at value (cost $3,110,354)	1,624,360
Foreign currency, at value (cost $40,080)	39,948
Cash	2,456,193
Unrealized appreciation on forward foreign currency exchange contracts	758,391
Receivables:
Investments sold	9,840,295
Interest	3,726,504
Fund shares sold	2,381,533
Tax reclaims	2,016
Other assets	6,797
Total assets	557,913,872

LIABILITIES:
Reverse repurchase agreements (Note 7)	1,610,022
Unfunded loan commitments, at value (Note 11)(Commitment fees received $1,079,455)	730,448
Variation margin on futures	614,460
Options written, at value (proceeds $938,362)	608,785
Interest payable on borrowings	1,048
Unrealized depreciation on forward foreign currency exchange contracts	519,257
Payable for:
Investments purchased	22,372,154
Offering costs	465,194
Investment advisory fees	464,142
Professional fees	134,704
Trustees’ fees and expenses*	18,545
Accrued expenses and other liabilities	124,692
Total liabilities	27,663,451
NET ASSETS	$530,250,421

NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares authorized,
27,733,512 shares issued and outstanding	$277,335
Additional paid-in capital	546,586,581
Distributions in excess of net investment income	(10,670,375)
Accumulated net realized gain on investments	7,055,804
Net unrealized depreciation on investments	(12,998,924)
NET ASSETS	$530,250,421
Shares outstanding ($0.01 par value with unlimited amount authorized)	27,733,512
Net asset value	$19.12

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 45

STATEMENT OF OPERATIONS	May 31, 2018
For the Year Ended May 31, 2018

INVESTMENT INCOME:
Interest from securities of unaffiliated issuers	$36,236,502
Interest from securities of affiliated issuers	177,023
Dividends from securities of unaffiliated issuers (net of foreign tax withholding $9,870)	53,143
Total investment income	36,466,668
EXPENSES:
Investment advisory fees	5,125,186
Interest expense	911,128
Professional fees	272,320
Excise tax expense	215,604
Trustees’ fees and expenses*	140,220
Fund accounting fees	122,133
Administration fees	116,697
Printing fees	90,237
Custodian fees	67,481
Registration and filing fees	34,306
Transfer agent fees	20,075
Insurance	11,001
Miscellaneous	2,766
Total expenses	7,129,154
Net investment income	29,337,514
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	9,346,051
Investments in affiliated issuers	396
Foreign currency transactions	(12,553)
Forward foreign currency exchange contracts	(237,102)
Options written	(4,673,983)
Options purchased	(1,974,533)
Futures contracts	11,985,128
Net realized gain	14,433,404
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(10,915,190)
Investments in affiliated issuers	(716,930)
Foreign currency translations	(158,680)
Forward foreign currency exchange contracts	219,632
Options written	286,329
Options purchased	(977,662)
Futures contracts	(3,272,397)
Net change in unrealized appreciation (depreciation)	(15,534,898)
Net realized and unrealized loss	(1,101,494)
Net increase in net assets resulting from operations	$28,236,020

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

46 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	May 31, 2018

	Year Ended	Year Ended
	May 31, 2018	May 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$29,337,514	$30,341,818
Net realized gain on investments	14,433,404	24,731,907
Net change in unrealized appreciation (depreciation)
on investments	(15,534,898)	27,165,408
Net increase in net assets resulting from operations	28,236,020	82,239,133
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(47,817,793)	(40,937,408)
Capital gains	(4,400,177)	(129,983)
Total distributions to shareholders	(52,217,970)	(41,067,391)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares issued through at-the-market offering	139,346,041	56,491,012
Reinvestments	4,683,097	2,898,572
Common share offering costs charged to paid-in capital	(261,469)	(342,808)
Net increase in net assets resulting from shareholder transactions	143,767,669	59,046,776
Net increase in net assets	119,785,719	100,218,518
NET ASSETS:
Beginning of year	410,464,702	310,246,184
End of year	$530,250,421	$410,464,702
Distributions in excess of net investment income at end of year	$(10,670,375)	$(10,407,369)

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 47

STATEMENT OF CASH FLOWS	May 31, 2018
For the Year Ended May 31, 2018

Cash Flows from Operating Activities:
Net Increase in net assets resulting from operations	$28,236,020
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	11,632,120
Net change in unrealized (appreciation) depreciation on forward foreign
currency exchange contracts	(219,632)
Net change in unrealized (appreciation) depreciation on written options	(286,329)
Net change in unrealized (appreciation) depreciation on purchased options	977,662
Net realized gain on investments	(9,346,447)
Net realized loss on written options	4,673,983
Net realized loss on purchased options	1,974,533
Net accretion of discount and amortization of premium	(7,983,593)
Purchases of long-term investments	(330,851,945)
Paydowns received on mortgage and asset backed securities and bonds	109,513,749
Proceeds from written options	12,232,983
Cost of closing written options	(17,085,718)
Proceeds from sales of long-term investments	220,523,262
Other payments	197,935
Net purchases of short-term investments	(19,230,500)
Decrease in dividends receivable	72,095
Decrease in interest receivable	330,236
Decrease in investments sold receivable	1,335,666
Decrease in tax reclaims receivable	1,909
Decrease in variation margin on futures	622,875
Increase in other assets	(6,226)
Increase in investments purchased payable	7,753,523
Decrease in due to broker	(1,288,000)
Commitment fees received and repayments of unfunded commitments	515,607
Loan commitment fundings	(374,527)
Decrease in interest payable on borrowings	(380,076)
Increase in investment advisory fees payable	1,206
Increase in professional fees payable	21,040
Decrease in trustees’ fees and expenses* payable	(4,294)
Increase in accrued expenses and other liabilities	14,500
Net Cash Provided by Operating and Investing Activities	13,573,617
Cash Flows From Financing Activities:
Net proceeds from the issuance of common shares	138,221,043
Distributions to common shareholders	(47,534,873)
Proceeds from reverse repurchase agreements	196,558,048
Payments made on reverse repurchase agreements	(286,372,845)
Payments made on borrowings	(16,704,955)
Offering costs in connection with the issuance of common shares	(247,099)
Net Cash Used in Financing Activities	(16,080,681)
Net decrease in cash	(2,507,064)
Cash at Beginning of Year (including foreign currency and restricted cash)	5,003,205
Cash at End of Year (including foreign currency)	$2,496,141
Supplemental Disclosure of Cash Flow Information: Cash paid during the year for interest	$1,291,204
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$4,683,097
Supplemental Disclosure of Non Cash Operating Activity: Additional principal
received on payment-in-kind bonds	$131,120

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

48 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS	May 31, 2018

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,	May 31,
	2018	2017	2016	2015	2014
Per Share Data:
Net asset value, beginning of period	$19.78	$17.50	$19.61	$20.56	$20.95
Income from investment operations:
Net investment income(a)	1.23	1.61	1.40	1.28	1.44
Net gain (loss) on investments (realized and unrealized)	0.30	2.86	(1.33)	(0.05)	0.35
Total from investment operations	1.53	4.47	0.07	1.23	1.79
Less distributions from:
Net investment income	(2.01)	(2.18)	(1.82)	(1.42)	(1.82)
Capital gains	(0.18)	(0.01)	(0.36)	(0.76)	(0.36)
Total distributions to shareholders	(2.19)	(2.19)	(2.18)	(2.18)	(2.18)
Net asset value, end of period	$19.12	$19.78	$17.50	$19.61	$20.56
Market value, end of period	$21.29	$20.94	$17.61	$21.21	$21.83
Total Return(b)
Net asset value	8.02%	26.76%	0.80%	6.39%	9.20%
Market value	13.31%	33.33%	-6.07%	8.08%	10.71%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$530,250	$410,465	$310,246	$342,988	$318,001
Ratio to average net assets of:
Net investment income, including interest expense	6.27%	8.55%	7.79%	6.44%	7.07%
Total expenses, including interest expense(c)(d)	1.52%	2.35%	2.38%	2.16%	2.28%
Portfolio turnover rate	48%	41%	116%	86%	95%

See notes to financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 49

FINANCIAL HIGHLIGHTS continued	May 31, 2018

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	May 31,	May 31,	May 31,	May 31,
	2018	2017	2016	2015	2014
Senior Indebtedness
Borrowings-committed facility agreement (in thousands)	$–	$16,705	$9,355	$45,489	$60,789
Asset coverage per $1,000 of borrowings(e)	$–	$31,044	$48,121	$11,063	$7,476
Reverse repurchase agreements (in thousands)(f)	$1,610	$91,425	$130,570	$114,758	$75,641
Total borrowings and reverse repurchase agreements outstanding
(in thousands)	$1,610	$108,130	$139,925	$160,247	$136,430
Asset Coverage per $1,000 of indebtedness(g)	$330,344	$4,796	$3,217	$3,140	$3,331

(a)	Based on average shares outstanding.
(b)	Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.
(c)	The ratios of total expenses to average net assets applicable to common shares do not reflect fees and expenses incurred indirectly by the Fund as a result of its investment in shares of other investment companies. If these fees were included in the expense ratios, the expense ratios would increase by 0.00%*, 0.00%*, 0.02%, 0.03% and 0.03% for the years ended
May 31, 2018, 2017, 2016, 2015 and 2014, respectively.
(d)	Excluding interest expense, the operating expense ratios for the years ended May 31 would be:

2018	2017	2016	2015	2014
1.33%	1.62%	1.74%	1.72%	1.78%

(e)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings or reverse repurchase agreements) from the Fund’s total assets and dividing by the borrowings.
(f)	As a result of the Fund having earmarked or segregated cash or liquid securities to collateralize the transactions or otherwise having covered the transactions, in accordance with releases and interpretive letters issued by the Securities and Exchange Commission (the “SEC”), the Fund does not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the 1940 Act.
(g)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings or reverse repurchase agreements) from the Fund’s total assets and dividing by the total borrowings and reverse repurchase agreements.
*	Less than 0.01%.

See notes to financial statements.

50 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS	May 31, 2018

Note 1 – Organization
Guggenheim Strategic Opportunities Fund (the “Fund”) was organized as a Delaware statutory trust on November 13, 2006. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund’s investment objective is to maximize total return through a combination of current income and capital appreciation.
Note 2 – Significant Accounting Policies:
The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.
Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 51

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2018

last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.
Open-end investment companies (“Mutual Funds”) are valued at their net asset value (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sale price.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. Any investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities such as World Equity Benchmark Securities. In addition, under the Valuation Procedures, the Valuation Committee and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.
Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes. If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Listed options are valued at the Official Settlement Price listed in by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter options are valued using the average bid price (for long options), or average ask price (for short options) obtained from one or more security dealers.
The value of futures contracts is accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current settlement prices. Financial futures contracts are valued at 4:00 p.m. on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price

52 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2018

of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.
Investments for which market quotations are not readily available are fair-valued as determined in good faith by GFIA, subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income.
Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively.
(c) Senior Loans
Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require repayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown on the Schedule of Investments.
(d) Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 53

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2018

Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.
The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Any such fluctuations are included with the net realized and unrealized gain or loss on investments.
Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt, if any, is shown as net realized gains or losses on foreign currency transactions on the Fund’s Statement of Operations.
Foreign exchange unrealized gain or loss on assets and liabilities, other than investments, if any, is shown as unrealized appreciation (depreciation) on foreign currency translation on the Fund’s Statement of Operations.
(e) Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in forward foreign currency exchange contracts.
(f) Distributions to Shareholders
The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
(g) Restricted Cash
A portion of cash on hand relates to collateral received by the Fund for repurchase agreements and futures contracts. This amount, if any, is presented on the Statement of Assets and Liabilities as Restricted Cash. At May 31, 2018, there was no restricted cash outstanding.

54 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2018

(h) U.S. Government Agency Obligations
Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.
(i) Swaps
A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund enters into swap agreements to manage its exposure to interest rates and/or credit risk or to generate income. Swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including any fees. Upon termination of a swap agreement, a payable to or receivable from swap counterparty is established on the Statement of Assets and Liabilities to reflect the net gain/loss, including interest income/expense, on terminated swap positions. The line item is removed upon settlement according to the terms of the swap agreement.
Realized gain (loss) upon termination of swap contracts is recorded on the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) of swap contracts. Net periodic payments received by the Fund are included as part of realized gain (loss) and, in the case of accruals for periodic payments, are included as part of unrealized appreciation (depreciation) on the Statement of Operations.
As of May 31, 2018, the Fund had no swap contracts outstanding.
(j) Covered Call Options and Put Options
When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as written options on the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If an option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.
When a call option is purchased, the Fund obtains the right (but not the obligation) to buy the underlying instrument at the strike price at anytime during the option period. When a put option is purchased, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at the strike price at anytime during the option period. When the Fund purchases an option, an amount equal to the premium paid by the Fund is reflected as an asset and subsequently marked-to-market to reflect the current market value of the option purchased. Purchased options are

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 55

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2018

included with Investments on the Statement of Assets and Liabilities. Realized and unrealized gains and losses on purchased options are included with Investments on the Statement of Operations.
(k) Futures Contracts
Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract.
Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
(l) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 3 – Derivatives:
As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

56 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2018

The Fund may utilize derivatives for the following purpose:
Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.
Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.
Options Purchased and Written
A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.
There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if the fair value of the underlying security declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.
The following table represents the Fund’s use and volume of call/put options purchased on a quarterly basis:
Use	Average Number of Contracts	Average Notional Amount
Hedge	6,642	$67,198,690

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.
The following table represents the Fund’s use and volume of call/put options written on a quarterly basis:
Use	Average Number of Contracts	Average Notional Amount
Income	1,748	$78,962,275

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 57

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2018

Futures Contracts
A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.
The following table represents the Fund’s use and volume of futures on a quarterly basis:
	Average Notional Amount
Use	Long	Short
Index Exposure	$78,507,775	$–

Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.
The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.
The following table represents the Fund’s use, and volume of forward foreign currency exchange contracts on a quarterly basis:
	Average Settlement
Use	Purchased	Sold
Hedge, Income	$2,385,334	$18,362,277

58 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2018

Derivative Investment Holdings Categorized by Risk Exposure
The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of May 31, 2018:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency contracts	Unrealized appreciation on	Unrealized depreciation on
	forward foreign currency	forward foreign currency
	exchange contracts	exchange contracts
Equity contracts	Investments in unaffiliated	Variation margin on futures
	issuers, at value	Options written, at value

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at May 31, 2018:
Asset Derivative Investments Value
Forward
		Options	Foreign
Futures	Options	Purchased	Currency
Equity	Written Equity	Equity	Exchange	Total Value at
Risk*	Risk	Risk	Contracts Risk	May 31, 2018
$ –	$ –	$ 268,760	$ 758,391	$ 1,027,151

Liability Derivative Investments Value
Forward
		Options	Foreign
Futures	Options	Purchased	Currency
Equity	Written Equity	Equity	Exchange	Total Value at
Risk*	Risk	Risk	Contracts Risk	May 31, 2018
$ 1,957,869	$ 608,785	$ –	$ 519,257	$ 3,085,911

*
Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended May 31, 2018:
Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign
currency exchange contracts
Net change in unrealized appreciation
(depreciation) on forward foreign currency
exchange contracts
Equity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation
(depreciation) on futures contracts
Net realized gain (loss) on options purchased
Net change in unrealized appreciation
(depreciation) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation
(depreciation) on options written

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 59

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2018

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended May 31, 2018:
Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Forward
	Options	Options	Foreign
Futures	Written	Purchased	Currency
Equity	Equity	Equity	Exchange
Risk	Risk	Risk	Contracts Risk	Total
$ 11,985,128	$ (4,673,983)	$ (1,974,533)	$ (237,102)	$ 5,099,510

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Forward
	Options	Options	Foreign
Futures	Written	Purchased	Currency
Equity	Equity	Equity	Exchange
Risk	Risk	Risk	Contracts Risk	Total
$ (3,272,397)	$ 286,329	$ (977,662)	$ 219,632	$ (3,744,098)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. The Fund uses, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund.
The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.
Note 4 – Offsetting:
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
In order to better define their contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a

60 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2018

single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with U.S. GAAP:
			Net Amount	Gross Amounts Not Offset
		Gross Amounts	of Assets	in the Statement of
	Gross	Offset in the	Presented on the	Assets and Liabilities
	Amounts of	Statement of	Statement of		Cash
	Recognized	Assets and	Assets and	Financial	Collateral
Instrument	Assets[1]	Liabilities	Liabilities	Instruments	Received	Net Amount
Forward foreign
currency
exchange
contracts	$ 758,391	$ –	$ 758,391	$ (518,435)	$ –	$ 239,956

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2018

			Net Amount	Gross Amounts Not Offset
		Gross Amounts	of Liabilities	in the Statement of
	Gross	Offset in the	Presented on the	Assets and Liabilities
	Amounts of	Statement of	Statement of		Cash
	Recognized	Assets and	Assets and	Financial	Collateral
Instrument	Liabilities[1]	Liabilities	Liabilities	Instruments	Pledged	Net Amount
Reverse Repurchase
Agreements	$ 1,610,022	$ –	$ 1,610,022	$ (1,610,022)	$ –	$ –
Forward foreign
currency
exchange
contracts	519,257	–	519,257	(518,435)	–	822

1  Exchange-traded options and futures are excluded from these reported amounts.
Note 5 – Fees and Other Transactions with Affiliates:
Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets (net assets applicable to common shareholders plus any assets attributable to financial leverage).
Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and GPIM, GPIM under the supervision of the Fund’s Board and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are GPIM’s affiliates. As compensation for its services, the Adviser pays GPIM a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily managed assets.
For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.
Certain officers of the Fund may also be officers, directors and/or employees of the Adviser or GPIM. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.
GFIA engages external service providers to perform other necessary services for the Fund, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis.

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2018

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator and accounting agent. As administrator and accounting agent, MUIS is responsible for maintaining the books and records of the Fund’s securities and cash. The Bank of New York (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets, subject to certain minimum monthly fees, and out of pocket expenses.
Note 6 – Fair Value Measurement:
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they may be computed by the Fund’s investment adviser or an affiliate. In any event, values may be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2 or Level 3, as indicated in this report.
Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2018

changes in an indicative quote would generally result in significant changes in the fair value of the security.
Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 7 – Repurchase Agreements:
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the year ended May 31, 2018, the average daily balance for which reverse repurchase agreements were outstanding amounted to $37,131,841. The weighted average interest rate was 1.88%. As of May 31, 2018, there was $1,610,022 in reverse repurchase agreements outstanding.
As of May 31, 2018, the Fund had the following outstanding reverse repurchase agreements:
Counterparty	Interest Rate	Maturity Date	Face Value
Barclays Bank plc	(0.25%)	Open Maturity	$1,610,022

The following is a summary of the remaining contractual maturity of the reverse repurchase agreements outstanding as of May 31, 2018, and asset class of the related collateral pledged by the Fund:
	Overnight and	Up to	31 – 90	Greater than
	Continuous	30 days	days	90 days	Total
Corporate Bonds	$1,610,022	$ –	$ –	$ –	$1,610,022
Gross amount of recognized
liabilities for reverse
repurchase agreements	$1,610,022	$ –	$ –	$ –	$1,610,022

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2018

Note 8 – Borrowings:
The Fund has entered into a $80,000,000 credit facility agreement with an approved lender whereby the lender has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the lender. Interest on the amount borrowed is based on the 3 month LIBOR plus 0.85%. As of May 31, 2018, there was no outstanding borrowings in connection with the Fund’s credit facility. The average daily amount of borrowings on the credit facility during the year ended May 31, 2018, was $6,753,722 with a related average interest rate of 3.13%. The maximum amount outstanding during the year ended May 31, 2018 was $16,704,955. As of May 31, 2018, the total value of securities segregated and pledged as collateral in connection with the Fund’s credit facility agreement was $15,619,714.
The credit facility agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.
There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.
Note 9 – Federal Income Tax Information:
The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.
The Fund is subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid excise tax of $215,604 or $0.01 per share, attributable to calendar year 2017.
Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2018

The tax character of distributions paid during the year ended May 31, 2018 was as follows:
Ordinary	Long-Term	Total
Income	Capital Gain	Distributions
$47,817,793	$4,400,177	$52,217,970

The tax character of distributions paid during the year ended May 31, 2017 was as follows:
Ordinary	Long-Term	Total
Income	Capital Gain	Distributions
$40,937,408	$129,983	$41,067,391

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.
The tax components of accumulated earnings/(deficit) as of May 31, 2018 were as follows:
Undistributed	Undistributed	Net Unrealized	Accumulated
Ordinary	Long-Term	Appreciation	Capital and
Income	Capital Gain	(Depreciation)	Other Losses	Total
$3,627,936	$2,339,604	$(22,581,035)	$ –	$(16,613,495)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of May 31, 2018, the Fund had no capital loss carryforwards.
Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, foreign currency gains and losses, investments in collateralized debt obligations, losses deferred due to wash sales, distribution reclass, paydown losses, the “mark-to-market” of certain derivatives, bond bifurcation, excise tax paid, and the “mark-to-market” of certain Passive Foreign Investment Companies(PFICs). To the extent these differences are permanent, reclassifications are made to the appropriate capital accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.
The following adjustments were made on the Statement of Assets and Liabilities as of May 31, 2018 for permanent book/tax differences:
	Undistributed	Accumulated
Paid In	Net Investment	Net Realized
Capital	Income	Loss
$(215,603)	$18,217,273	$(18,001,670)

66 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2018

At May 31, 2018, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

	Tax	Tax	Net
Tax	Unrealized	Unrealized	Unrealized
Cost	Gain	(Loss)	Loss
$561,939,854	$14,731,682	$(37,456,131)	$(22,724,449)

Note 10 – Securities Transactions:
For the year ended May 31, 2018, the cost of purchases and proceeds from sales of investment securities, excluding written options, futures contracts and short-term investments, were as follows:
Purchases	Sales
$330,851,945	$220,523,262

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year May 31, 2018, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:
Purchases	Sales	Realized Gain
$190,500	$2,995,406	$73,853

Note 11 –Unfunded Loan Commitments:
Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of May 31, 2018. The Fund is obligated to fund these loan commitments at the borrower’s discretion. The Fund reserves against such contingent obligations by designating cash, liquid securities, illiquid securities, and liquid term loans as a reserve. As of May 31, 2018, the total amount segregated in connection with reverse repurchase agreements and unfunded loan commitments was $37,907,642.

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2018

The unfunded loan commitments as of May 31, 2018, were as follows:

Borrower	Maturity Date	Face Amount*	Value
Acosta, Inc.	09/26/19	562,222	$ 117,302
Albertson’s LLC	08/18/18	1,000,000	–
Amaya Holdings B.V.	10/21/19	2,650,000	–
Aspect Software, Inc.	06/29/18	15,625	–
Bullhorn, Inc.	11/21/22	250,556	4,702
Cypress Intermediate Holdings III, Inc.	04/27/22	1,250,000	121,105
Dominion Web Solutions LLC	06/15/23	115,385	–
Examworks Group, Inc.	07/27/21	700,000	64,879
Fortis Solutions Group LLC	12/15/23	159,237	18,020
Fortis Solutions Group LLC	12/15/23	244,858	–
Galls LLC	01/31/24	116,447	14,329
Galls LLC	01/31/25	412,105	–
Hostess Brands LLC	08/03/20	500,000	30,785
ICP Industrial, Inc.	11/03/23	208,275	1,041
Lytx, Inc.	08/31/22	52,632	5,595
Ministry Brands LLC	12/02/22	180,251	878
MRI Software LLC	06/30/23	205,111	4,761
Nimbus Acquisition Topco Ltd.	07/15/20	GBP 500,000	35,261
Packaging Coordinators Midco, Inc.	07/01/21	1,500,000	115,645
PowerSchool, Inc.	07/29/21	525,002	34,611
SLR Consulting Ltd.	05/14/25	GBP 200,000	–
Solera LLC	03/03/21	2,033,000	157,700
WIRB - Copernicus Group, Inc.	08/15/22	798,186	3,834
Zeohyr Group Ltd.	07/10/26	GBP 986,000	–
			$ 730,448
* The face amount is denominated in U.S. dollars unless otherwise indicated.
GBP – British Pound

68 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2018

Note 12 – Restricted Securities:
The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Airplanes Pass Through Trust
2001-1A, 2.45% (1 Month USD LIBOR + 0.55%)
due 03/15/19[2]	10/14/09	$ 5,384,676	$ 166,933
Capmark Military Housing Trust
2007-AET2, 6.06% due 10/10/52[1]	04/23/15	482,065	517,716
Capmark Military Housing Trust
2007-AETC, 5.75% due 02/10/52[1]	09/18/14	1,876,551	1,863,127
CNB Financial Corp.
5.75% due 10/15/26[3]	09/14/16	2,000,000	2,041,270
Customers Bank
6.13% due 06/26/29[3]	06/24/14	2,500,000	2,590,661
ECAF I Ltd.
2015-1A, 5.80% due 06/15/22	06/15/15	1,027,859	1,040,055
Epicor Software Corp.
10.56% (3 Month USD LIBOR + 8.25%)
due 06/30/23[2,4]	05/21/15	418,825	428,000
Fort Knox Military Housing Privatization Project
5.82% due 02/15/52	11/14/16	1,944,760	1,989,548
GMAC Commercial Mortgage Asset Corp.
2004-POKA, 6.36% due 09/10/44	05/11/17	3,911,283	3,712,162
Highland Park CDO I Ltd.
2006-1A, 2.73% (3 Month USD LIBOR + 0.40%)
due 11/25/51[1,2]	04/14/15	424,546	555,257
HP Communities LLC
6.82% due 09/15/53[1]	06/09/14	963,962	1,058,588
HP Communities LLC
6.16% due 09/15/53[1]	07/21/15	997,552	1,092,445
Pacific Beacon LLC
5.63% due 07/15/51[1]	01/15/14	580,369	671,890
Princess Juliana International Airport
Operating Company N.V.
5.50% due 12/20/27	12/17/12	1,653,653	1,508,275
Schahin II Finance Co. SPV Ltd.
5.88% due 09/25/22[5]	01/18/14	1,178,715	170,259
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/48	11/27/13	498,910	431,939
		$ 25,843,726	$ 19,838,125
1
All or a portion of these securities have been physically segregated in connection with reverse repurchase agreements and unfunded loan commitments. As of May 31, 2018, the total value of restricted and segregated securities was $5,407,885.

2
Variable rate security. Rate indicated is the rate effective at May 31, 2018. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying ref- erence rates and spread amounts are shown, the effective rate is based on a weighted average.

3	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
4	Security was fair valued by the Valuation Committee at May 31, 2018. The total market value of restricted and fair valued securities amounts to $428,000, (cost $418,825) or 0.1% of total net assets.
5	Security is in default of interest and/or principal obligations.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 69

NOTES TO FINANCIAL STATEMENTS continued	May 31, 2018

Note 13 – Capital:

Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 27,733,512 issued and outstanding.
Transactions in common shares were as follows:
	Year ended	Year ended
	May 31, 2018	May 31, 2017
Beginning Shares	20,751,418	17,729,262
Common shares issued through at-the-market offering	6,747,942	2,869,774
Shares issued through dividend reinvestment	234,152	152,382
Ending Shares	27,733,512	20,751,418

On October 23, 2013, the Fund’s shelf registration allowing for delayed or continuous offering of additional shares became effective. The shelf registration statement allowed for the issuance of up to $150,000,000 of common shares. On November 11, 2013, the Fund amended its at-the-market sales agreement with Cantor Fitzgerald & Co. to offer and sell up to 3,977,022 common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund.
On November 14, 2016, the Fund’s shelf registration allowing for delayed or continuous offering of additional shares became effective. The shelf registration statement allows for the issuance of up to $125,000,000 of common shares. On December 7, 2016, the Fund entered into an at-the-market sales agreement with Cantor Fitzgerald & Co. for the sale of up to an additional 3,900,000 shares. On September 11, 2017, the Fund amended its at-the-market sales agreement with Cantor Fitzgerald & Co. to offer and sell up to 7,013,325 common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund.
On January 12, 2018, the Fund filed a new shelf registration allowing for delayed or continuous offering of additional shares became effective. The shelf registration statement allows for the issuance of up to $250,000,000 of common shares. On January 16, 2018, the Fund entered into an at-the-market sales agreement with Cantor Fitzgerald & Co. to offer and sell up to 5,739,210 common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund.
The Adviser has paid the costs associated with the at-the-market offering of shares and will be reimbursed by the Fund up to 0.60% of the offering price of common shares sold pursuant to the shelf registration statement, not to exceed the amount of actual offering costs incurred. For the year ended May 31, 2018, the Fund incurred $263,060 of expenses associated with the at-the-market offerings.

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NOTES TO FINANCIAL STATEMENTS continued	May 31, 2018

Note 14 – Recent Accounting Pronouncements:
In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.
Note 15 – Subsequent Event:
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 71

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	May 31, 2018

To the Shareholders and Board of Trustees of Guggenheim Strategic Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Guggenheim Strategic Opportunities Fund (the “Fund”), including the schedule of investments, as of May 31, 2018, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Guggenheim Strategic Opportunities Fund at May 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018, by correspondence with the custodian, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Guggenheim investment companies since 1979.
Tysons, Virginia
July 30, 2018

72 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

OTHER INFORMATION (Unaudited)	May 31, 2018

Federal Income Tax Information
This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.
In January 2019, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2018.
The Fund’s investment income (dividend income plus short-term gains, if any) qualifies as follows:
Of the taxable ordinary income distributions paid during the fiscal year ending May 31,2018, the following fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.
Additionally, of the taxable ordinary income distributions paid during the fiscal year ended May 31,2018, the following fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, re spectively, in the table below.
Qualified	Dividend	Qualified	Qualified
Dividend	Received	Interest	Short-Term
Income	Deduction	Income	Capital Gain
0.30%	0.30%	62.80%	100.00%

With respect to the taxable year ended May 31, 2018, the Fund hereby designates as capital gain dividends the amount listed below, or, if subsequently determined to be different, the net capital gain of such year:
From long-term capital gain:
$4,400,177

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Results of Shareholders Votes
The Annual Meeting of Shareholders of the Fund was held on April 26, 2018. Common shareholders voted on the election of Trustees. With regards to the election of the following Trustees by common shareholders of the Fund:

	# of Shares in Favor	# of Shares Against	# of Shares Abstain
Randall C. Barnes	23,224,789	329,776	348,073
Donald A. Chubb	23,203,308	346,958	352,372
Roman Friedrich III	22,813,383	733,137	356,118
Amy J. Lee	23,141,684	419,665	341,289
The other Trustees of the Fund not up for election in 2018 are Jerry B. Farley, Ronald A. Nyberg, Maynard F. Oliverius and Ronald E. Toupin, Jr.
Sector Classification
Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications used by Bloomberg Industry Classification System, a widely recognized industry classifica -tion system provider. In the Fund’s registration statement, the Fund has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

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OTHER INFORMATION (Unaudited) continued	May 31, 2018

Trustees
The Trustees of the Guggenheim Strategic Opportunities Fund and their principal business occupations during the past five years:

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees:
Randall C. Barnes	Trustee	Since 2007	Current: Private Investor (2001-present).	51	Current: Trustee, Purpose Investments
(1951)					Funds (2014-present).
Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
President, Pizza Hut International (1991-1993); Senior Vice President,
Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).
Donald A. Chubb, Jr.	Trustee and	Since 2014	Current: Retired.	48	Former: Midland Care, Inc. (2011-2016).
(1946)	Chairman
	of the Valuation		Former: Business broker and manager of commercial real estate, Griffith &
	Oversight		Blair, Inc. (1997-2017).
Committee
Jerry B. Farley	Trustee and	Since 2014	Current: President, Washburn University (1997-present).	48	Current: Westar Energy, Inc. (2004-
(1946)	Chairman				present); CoreFirst Bank &
	of the Audit				Trust (2000-present).
Committee
Roman Friedrich III	Trustee and	Since 2010	Current: Founder and Managing Partner, Roman Friedrich & Company	48	Current: Zincore Metals, Inc. (2009-
(1946)	Chairman		(1998-present).		present).
of the Contracts
	Review		Former: Senior Managing Director, MLV & Co. LLC (2010-2011).		Former: Axiom Gold and
	Committee				Silver Corp. (2011-2012).

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OTHER INFORMATION (Unaudited) continued	May 31, 2018

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Independent Trustees continued
Ronald A. Nyberg	Trustee and	Since 2007	Current: Partner, Momkus McCluskey LLC (2016-present).	51	Current: PPM Funds (February 2018-
(1953)	Chairman				present); Edward-Elmhurst Healthcare
	of the		Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice		System (2012-present); Western Asset
	Nominating and		President, General Counsel, and Corporate Secretary, Van Kampen Investments		Inflation-Linked Opportunities &
	Governance		(1982-1999).		Income Fund (2004-present); Western
	Committee				Asset Inflation-Linked Income Fund
(2003-present).
Maynard F. Oliverius Trustee		Since 2014	Current: Retired.	48	Current: Robert J. Dole Institute of
(1943)					Politics (2016-present); Stormont-Vail
			Former: President and CEO, Stormont-Vail HealthCare (1996-2012).		Foundation (2013-present); University of
Minnesota MHA Alumni Philanthropy
Committee (2009-present); Fort Hays
State University Foundation (1999-
present).

Former: Topeka Community Foundation
(2009-2014).
Ronald E. Toupin, Jr.	Trustee and	Since 2007	Current: Portfolio Consultant (2010-present); Member, Governing Council (2003-	48	Current: Western Asset Inflation-Linked
(1958)	Chairman		present) and Executive Committee (2016-present), Independent Directors Council.		Opportunities & Income Fund (2004-
	of the Board				present); Western Asset Inflation-Linked
			Former: Vice President, Manager and Portfolio Manager, Nuveen Asset		Income Fund (2003-present).
Management (1998-1999); Vice President, Nuveen Investment Advisory Corp.
			(1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999);		Former: Bennett Group of Funds
			and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts		(2011-2013).
(1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

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OTHER INFORMATION (Unaudited) continued	May 31, 2018

	Position(s)	Term of Office		Number of
	Held	and Length		Portfolios in
Name, Address*	with	of Time	Principal Occupation(s)	Fund Complex	Other Directorships
and Year of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees
Interested Trustee:
Amy J. Lee***	Trustee,	Since February	Current: Interested Trustee, certain other funds in the Fund Complex	158	None.
(1961)	Vice President	2018 (Trustee)	(February 2018-present); President, certain other funds in the Fund Complex
	and Chief		(2017-present); Chief Legal Officer, certain other funds in the Fund Complex
	Legal Officer	Since 2014	(2014-present); Vice President, certain other funds in the Fund Complex
		(Chief Legal	(2007-present); Senior Managing Director, Guggenheim Investments
		Officer)	(2012-present).

		Since 2007	Former: President and Chief Executive Officer (2017-February 2018);
		(Vice President)	Vice President, Associate General Counsel and Assistant Secretary, Security
Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).
*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	This is the period for which the Trustee began serving the Fund. After a Trustee’s initial term, each Trustee is expected to serve a two-year term concurrent with the class of Trustees for which he or she serves.
— Messrs. Farley, Nyberg, Oliverius and Toupin are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2019.
— Messrs. Barnes, Chubb and Friedrich and Ms. Lee are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended May 31, 2020.
***	This Trustee is deemed to be an “interested person” of the Fund under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

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Officers
The Officers of the Guggenheim Strategic Opportunities Fund, who are not Trustees, and their principal occupations during the past five years:

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupations During Past Five Years
Brian E. Binder	President and	Since	Current: President and Chief Executive Officer, certain other funds in the Fund Complex (February 2018-present); President and Chief Executive
(1972)	Chief Executive	February 2018	Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (January 2018-present); Senior Managing Director and Chief
	Officer		Administrative Officer, Guggenheim Investments (January 2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset
Management (2013-January 2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).
Joanna M. Catalucci	Chief	Since 2012	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments
(1966)	Compliance		(2012-present).
Officer
Former: AML Officer, certain funds in the Fund Complex (2016-2017); Chief Compliance Officer and Secretary, certain other funds in the Fund
Complex (2008-2012); Senior Vice President & Chief Compliance Officer, Security Investors, LLC and certain affiliates (2010-2012); Chief
Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).
James M. Howley	Assistant	Since 2006	Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).
(1972)	Treasurer
Former: Manager of Mutual Fund Administration, Van Kampen Investments, Inc. (1996-2004).
Keith D. Kemp	Assistant	Since 2016	Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director of Guggenheim
(1960)	Treasurer		Investments (2015-present).

Former: Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-April 2018); Managing Director and Director, Transparent Value,
LLC (2010-2015); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital
Investment Management (2007-2009).
Mark E. Mathiasen	Secretary	Since 2008	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
(1978)

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Position(s)
	held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupations During Past Five Years
Officers continued
Glenn	Assistant	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
McWhinnie	Treasurer
(1969)			Former: Tax Compliance Manager, Ernst & Young LLP (1990-2009).
Michael P. Megaris	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
(1984)	Secretary
Adam J. Nelson	Assistant	Since 2015	Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).
(1979)	Treasurer
Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant
Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).
Kimberly J. Scott	Assistant	Since 2012	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).
(1974)	Treasurer
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer of Mutual Fund Administration, Van Kampen
Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments,
Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone	Vice President	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).
(1979)
Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan	Chief Financial	Since 2010	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director,
(1955)	Officer, Chief		Guggenheim Investments (2010-present).
Accounting
	Officer and		Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head
	Treasurer		of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds
(1996-2004).

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OTHER INFORMATION (Unaudited) continued	May 31, 2018

Position(s)
	held	Term of Office
Name, Address*	with the	and Length of
and Year of Birth	Trust	Time Served**	Principal Occupations During Past Five Years
Officers continued
Jon Szafran	Assistant	Since 2017	Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).
(1989)	Treasurer
Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America)
Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland
Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).
*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Fund.

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APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (GOF)	May 31, 2018
Guggenheim Strategic Opportunities Fund (the “Fund”) is a Delaware statutory trust that is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global financial services firm (“Guggenheim Partners”), serves as the Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA (the “Investment Advisory Agreement”). (Guggenheim Partners, GFIA, Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GFIA, GPIM, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.)
Under the terms of the Investment Advisory Agreement, GFIA is responsible for overseeing the activities of GPIM, which performs portfolio management and related services for the Fund pursuant to an investment sub-advisory agreement by and among the Fund, the Adviser and GPIM (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”). Under the supervision and oversight of GFIA and the Board of Trustees of the Fund (the “Board,” with the members of the Board referred to individually as the “Trustees”), GPIM provides a continuous investment program for the Fund’s portfolio, provides investment research, and makes and executes recommendations for the purchase and sale of securities for the Fund.
Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Fund (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 26, 2018 (the “April Meeting”) and on May 22, 2018 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements in connection with the Committee’s annual contract review schedule.
As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by Guggenheim is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Fund and other information relevant to its evaluation of the Advisory Agreements.

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GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (GOF) continued	May 31, 2018
In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with comparisons to a peer group of funds identified by Guggenheim, based on a methodology reviewed by the Board. In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience in governing the Fund and weighed the factors and standards discussed with Independent Legal Counsel.
Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of the Fund to recommend that the Board approve the renewal of each of the Advisory Agreements for an additional annual term.
Investment Advisory Agreement
Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that although the Adviser delegated portfolio management responsibility to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.1 As a result, the Committee did not evaluate the services provided to the Fund under the Investment Advisory Agreement and Sub-Advisory Agreement separately.
The Committee also considered the secondary market support services provided by Guggenheim to the Fund and noted the materials describing the activities of Guggenheim’s dedicated Closed-End Fund Team, including with respect to communication with financial advisors, data dissemination and relationship management. In addition, the Committee considered the qualifications, experience and skills of key personnel performing services for the Fund, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund. In evaluating Guggenheim’s resources and capabilities, the Committee noted certain changes to the organization, including those in connection with the sale of
_______________________________________________
1  Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Advisory Agreements.

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APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (GOF) continued	May 31, 2018
Guggenheim’s exchange-traded fund business to Invesco Ltd., and considered Guggenheim’s commitment to focusing on, and investing resources in support of, the remaining funds in the Guggenheim fund complex, including the Fund.
The Committee’s review of the services provided by Guggenheim included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. In this connection, the Committee considered enhancements to Guggenheim’s compliance processes and programs, including in response to certain examination findings from the staff of the Securities and Exchange Commission.
In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in monitoring and coordinating compliance responsibilities with the fund administrator, custodian and other service providers to the Fund. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to funds in the Guggenheim fund complex, including the OCFO’s resources, personnel and services provided.
With respect to Guggenheim’s resources and the Adviser’s ability to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). The Committee received the audited consolidated financial statements of GPIMH as supplemental information. Thereafter, the Committee received the audited consolidated financial statements of GPIM.
The Committee also considered the acceptability of the terms of the Investment Advisory Agreement, including the scope of services required to be performed by the Adviser.
Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.
Investment Performance: The Fund commenced investment operations on July 27, 2007 and its investment objective is to maximize total return through a combination of current income and capital appreciation. The Committee received data showing the Fund’s total return on a net asset

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GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (GOF) continued	May 31, 2018
value (“NAV”) and market price basis for the ten-year, five-year, three-year and one-year periods ended December 31, 2017, as well as total return based on NAV since inception.
The Committee compared the Fund’s performance to a peer group of closed-end funds identified by Guggenheim (the “peer group of funds”) and, for NAV returns, performance versus the Fund’s benchmark for the same time periods. The Committee noted that the Adviser’s peer group selection methodology for the Fund starts with the entire U.S.-listed taxable closed-end fund universe that generally invest greater than 10% in at least two of the following three investment categories: corporate bonds, asset-backed securities and bank loans, but excludes funds: (i) with generally less than 20% financial leverage; (ii) that generally invest at least 80% in one asset class, sector or country; (iii) that generally invest less than 50% in credit securities; (iv) that generally invest less than 80% in the U.S.; and (v) that generally invest less than 60% in below investment grade securities. The Committee noted that the peer group of funds consists of 9 other multi-sector bond closed-end funds, with 3 of 9 peers belonging to the same large fund family. The Committee also considered that the peer group of funds is consistent with the peer group used for purposes of the Fund’s quarterly performance reporting.
The Committee observed that the returns of the Fund exceeded the median returns of its peer group of funds on an NAV basis for all periods ended December 31, 2017—i.e., the since inception, ten-year, five-year, three-year and one-year periods, ranking in the 1st percentile for all periods except the one-year period, when the Fund’s performance based on an NAV basis ranked in the 11th percentile.
In addition, the Committee took into account Guggenheim’s belief that there is no single optimal performance metric, nor is there a single optimal time period over which to evaluate performance and that a thorough understanding of performance comes from analyzing measures of returns, risk and risk-adjusted returns, as well as evaluating strategies both relative to their market benchmarks and to peer groups of competing strategies. Thus, the Committee also reviewed and considered the additional performance and risk metrics provided by Guggenheim, including the Fund’s standard deviation, tracking error, beta, Sharpe ratio, information ratio and alpha compared to the benchmark, with the Fund’s risk metrics ranked against its peer group. In assessing the foregoing, the Committee considered Guggenheim’s statement that performance during 2017, on a trailing 3-year and 5-year basis, and since inception has consistently exceeded that of peers and market benchmarks while delivering volatility which is in line with peers but with lower downside deviation and down-capture resulting in consistently superior risk-adjusted returns.
The Committee also considered the Fund’s structure and form of leverage, and, among other information related to leverage, the cost of the leverage and the aggregate leverage outstanding as of December 31, 2017, as well as net yield on leverage assets and net impact on common assets due to leverage for the one-year period ended December 31, 2017 and annualized for the three-year and since-inception periods ended December 31, 2017.
After reviewing the foregoing and related factors, the Committee concluded that the Fund’s performance was acceptable.

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APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (GOF) continued	May 31, 2018
Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Fund: The Committee compared the Fund’s contractual advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) calculated at average managed assets for the latest fiscal year,2 and the Fund’s net effective management fee rate and total net expense ratio, in each case as a percentage of average net assets for the latest fiscal year, to the peer group of funds and noted the Fund’s percentile rankings in this regard. The Committee also reviewed the average and median advisory fees (based on average net assets) and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees and other operating expenses) of the peer group of funds.
The Committee observed that the Fund’s contractual advisory fee based on average managed assets and the net effective management fee (representing the combined effective advisory fee and administration fee) and total net expense ratio (excluding interest expense) on average net assets were below the peer group median (ranking in the 44th percentile in each case). The Committee also took into account the Adviser’s statement that the Fund is unique relative to other closed-end funds as it incorporates a variety of fixed income, equity and alternative strategies and that, although the Adviser has presented a peer group methodology, no other closed-end funds employ the Fund’s unique approach to investing and diversity of asset classes.
As part of its evaluation of the Fund’s advisory fee, the Committee considered how such fee compared to the advisory fee charged by Guggenheim to one or more other clients that it manages pursuant to similar investment strategies, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing registered funds as compared to other types of accounts and differences between managing a closed-end fund as compared to an open-end fund. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, differences in fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the entrepreneurial risks involved with the Fund as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, and specific circumstances of, the Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients, respectively, with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.
With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management setting forth the average assets under management for the twelve months ended December 31, 2017, gross revenues received by Guggenheim Investments, expenses allocated to the

[2]
Contractual advisory fee represents the percentile ranking of the Fund’s contractual advisory fee relative to peers assuming that the contractual advisory fee for each fund in the peer group is calculated on the basis of the Fund’s average managed assets.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 85

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (GOF) continued	May 31, 2018
Fund, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2016. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.
In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.
The Committee considered other benefits available to the Adviser because of its relationship with the Fund and noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Fund.
Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Committee considered that advisory fee breakpoints generally are not relevant given the structural nature of closed-end funds, which, though able to conduct additional share offerings periodically, do not continuously offer new shares and thus, do not experience daily inflows and outflows of capital. In addition, the Committee took into account that given the relative size of the Fund, Guggenheim does not believe breakpoints are appropriate at this time. The Committee also noted the additional shares offered by the Fund through secondary offerings in the past and considered that to the extent the Fund’s assets increase over time (whether through additional periodic offerings or internal growth from asset appreciation), the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Committee also took into account the competitiveness of the Fund’s contractual advisory fee (based on average managed assets), which is below the peer group median.
The Committee determined that the Fund’s advisory fee was reasonable.
Sub-Advisory Agreement
Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for the Fund—GFIA and GPIM, respectively—are part of Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Investment Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the Investment Advisory Agreement.

86 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS –
GUGGENHEIM STRATEGIC OPPORTUNITIES FUND (GOF) continued	May 31, 2018
With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH. Thereafter, the Committee received the audited consolidated financial statements of GPIM.
The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.
Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the SubAdviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.
Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Investment Advisory Agreement.
Comparative Fees, Costs of Services Provided and the Profits Realized by the SubAdviser from its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate with respect to the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was not unreasonable.
Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. (See “Investment Advisory Agreement—Economies of Scale” above.)
Overall Conclusions
Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interest of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term.
Thereafter, on May 23, 2018, the Board, including all of the Independent Trustees, approved the renewal of each Advisory Agreement for an additional annual term.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 87

DIVIDEND REINVESTMENT PLAN (Unaudited)	May 31, 2018
Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend

88 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	May 31, 2018
amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.
The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Trust reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 89

FUND INFORMATION	May 31, 2018
Board of Trustees	Investment Adviser
Randall C. Barnes	Guggenheim Funds Investment
Donald A. Chubb, Jr.	Advisors, LLC
Jerry B. Farley	Chicago, IL
Roman Friedrich III
Amy J. Lee*	Investment Sub-Adviser
Ronald A. Nyberg	Guggenheim Partners Investment
Maynard F. Oliverius	Management, LLC
Ronald E. Toupin, Jr.,	Santa Monica, CA
Chairman
Administrator and Accounting Agent
* Trustee is an “interested person” (as defined	MUFG Investor Services (US), LLC
in Section 2(a)(19) of the 1940 Act)	Rockville, MD
(“Interested Trustee”) of the Trust because of
her position as President of the Investment	Custodian
Adviser and Sub-Adviser.	The Bank of New York Mellon Corp.
New York, NY
Principal Executive Officers
Brian E. Binder	Legal Counsel
President and Chief Executive Officer	Skadden, Arps, Slate, Meagher &
Flom LLP
Joanna M. Catalucci	New York, NY
Chief Compliance Officer
Independent Registered Public
Amy J. Lee	Accounting Firm
Vice President and Chief Legal Officer	Ernst & Young LLP
Tysons, VA
Mark E. Mathiasen
Secretary

John L. Sullivan
Chief Financial Officer, Chief Accounting
Officer and Treasurer

90 l GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT

FUND INFORMATION continued	May 31, 2018

Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Guggenheim Strategic Opportunities Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.
•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Guggenheim Strategic Opportunities Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Fund’s website at guggenheiminvestments.com/gof or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or at guggenheiminvestments.com/gof. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Trust from time to time may purchase shares of its common stock in the open market or in private transactions.

GOF l GUGGENHEIM STRATEGIC OPPORTUNITIES FUND ANNUAL REPORT l 91

ABOUT THE FUND MANAGERS
Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.
Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.
Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.
Guggenheim Funds Distributors, LLC
227 West Monroe Street
Chicago, IL 60606
Member FINRA/SIPC
(07/18)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GOF-AR-0518

Item 2.  Code of Ethics.
(a) The registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
(b) No information need be disclosed pursuant to this paragraph.
(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.
(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.
(e) Not applicable.
(f)          (1) The registrant’s Code of Ethics is attached hereto as Exhibit (a)(1).
(2) Not applicable.
(3) Not applicable.
Item 3.  Audit Committee Financial Expert.
The registrant’s Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Dr. Jerry B. Farley.  Dr. Farley qualifies as an audit committee financial expert by virtue of his experience at educational institutions, where his business responsibilities have included all aspects of financial management and reporting.
(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the Audit Committee or Board of Trustees.)
Item 4.  Principal Accountant Fees and Services.
(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $63,446 and $63,651 for the fiscal years ended May 31, 2018, and May 31, 2017, respectively.
(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a) of this Item, were $51,850 and $29,750 for the fiscal years ended May 31, 2018, and May 31, 2017, respectively.
The registrant’s principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $13,932 and $13,639 for the fiscal years ended May 31, 2018, and May 31, 2017, respectively.
The registrant’s principal accountant did not bill fees for tax services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item 4 were $0 and $0 for the fiscal years ended May 31, 2018, and May 31, 2017, respectively.
The registrant’s principal accountant did not bill for services not included in Items 4(a), (b) or (c) above that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the registrant’s last two fiscal years.
 (e)  Audit Committee Pre-Approval Policies and Procedures.
(1) The registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards.  Sections V.B.2 and V.B.3 of the registrant’s audit committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

 V.B.2.Pre-approve any engagement of the independent auditors to provide any non-prohibited services, other than “prohibited non-audit services,” to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)	The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

    Audit Services
•	Annual financial statement audits
•	Seed audits (related to new product filings, as required)
•	SEC and regulatory filings and consents

Audit-Related Services
•	Accounting consultations
•	Fund merger/reorganization support services
•	Other accounting related matters
•	Agreed upon procedures reports
•	Attestation reports
•	Other internal control reports

Tax Services
•	Recurring tax services:
o	Preparation of Federal and state income tax returns, including extensions
o	Preparation of calculations of taxable income, including fiscal year tax designations
o	Preparation of annual Federal excise tax returns (if applicable)
o	Preparation of calendar year excise distribution calculations
o	Calculation of tax equalization on an as-needed basis
o	Preparation of the estimated excise distribution calculations on an as-needed basis

o	Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis
o	Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes
o	Provision of tax compliance services in India for Funds with direct investments in India
o	Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

•	Permissible non-recurring tax services upon request:
o	Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards
o	Assistance with calendar year shareholder reporting designations on Form 1099
o	Assistance with corporate actions and tax treatment of complex securities and structured products
o	Assistance with IRS ruling requests and calculation of deficiency dividends
o	Conduct training sessions for the Adviser’s internal tax resources
o	Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions
o	Tax services related to amendments to Federal, state and local returns and sales and use tax compliance
o	RIC qualification reviews
o	Tax distribution analysis and planning
o	Tax authority examination services
o	Tax appeals support services
o	Tax accounting methods studies
o	Fund merger, reorganization and liquidation support services
o	Tax compliance, planning and advice services and related projects

(b)	The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c)
For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d)	For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e)
All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter.  The Trust’s CAO will determine whether such services are included within the list of services that have received the general pre-approval of the Committee.

(f)
The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee).  The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).
(a)
The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b)
For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)  Not applicable.
(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $73,925 and $81,212 for the fiscal years ended May 31, 2018, and May 31, 2017, respectively.
(h)  Not applicable.
Item 5.  Audit Committee of Listed Registrants.
(a) The Audit Committee was established as a separately designated standing audit committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The Audit Committee of the registrant is composed of: Randall C. Barnes; Ronald A. Nyberg; Ronald E. Toupin, Jr; Donald A. Chubb; Jerry B. Farley; Maynard F. Oliverius; and Roman Friedrich III.
(b) Not applicable.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The registrant has delegated the voting of proxies relating to its voting securities to the registrant’s investment sub-adviser, Guggenheim Partners Investment Management, LLC (“GPIM”).  Guggenheim’s proxy voting policies and procedures are included as Exhibit (c) hereto.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a)(1)  GPIM serves as sub-adviser for the registrant and is responsible for the day-to-day management of the registrant’s portfolio.  GPIM uses a team approach to manage client portfolios.  Day to day management of a client portfolio is conducted under the auspices of GPIM’s Portfolio Construction Group (“PCG”).  PCG’s members include the Chief Investment Officer (“CIO”) and other key investment personnel.  The PCG, in consultation with the CIO, provides direction for overall investment strategy.  The PCG performs several duties as it relates to client portfolios including: determining both tactical and strategic asset allocations; monitoring portfolio adherence to asset allocation targets; providing sector specialists with direction for overall investment strategy, which may include portfolio design and the rebalancing of portfolios; performing risk management oversight; assisting sector managers and research staff in determining the relative valuation of market sectors; and providing a forum for the regular discussion of the economy and the financial markets to enhance the robustness of GPIM’s strategic and tactical policy directives.

The following individuals at GPIM share primary responsibility for the management of the registrant’s portfolio and is provided as of May 31, 2018:

Name	Since	Professional Experience During the Last Five Years
Scott Minerd - CIO	2013	Guggenheim Partners Investment Management, LLC: Global CIO – 2005–Present; Guggenheim Partners, LLC: Managing Partner – Insurance Advisory – 1998–Present.

Anne B. Walsh, CFA, FLMI – Senior Managing Director and Assistant CIO	2013	Guggenheim Partners Investment Management, LLC: Senior Managing Director and Assistant CIO – 2007–Present.

Steven Brown – Managing Director	2012
Guggenheim Partners Investment Management, LLC -  Managing Director – 2016 to Present; Guggenheim Partners Investment Management, LLC – Director 2014 to 2016; Guggenheim Partners Investment Management, LLC – Vice President 2013 to 2014; Senior Associate 2012 to 2013.

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

The following tables summarize information regarding each of the other accounts managed by the Guggenheim portfolio managers as of May 31, 2018:

Scott Minerd:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	17	$22,090,688,411	0	$0
Other pooled investment vehicles	75	$20,389,485,274	39	$10,901,878,600
Other accounts	133	$142,488,354,024	6	$1,082,516,020

Anne B. Walsh:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	18	$25,959,315,182	0	$0
Other pooled investment vehicles	5	$3,239,498,566	2	$2,346,060,270
Other accounts	38	$97,046,450,096	4	$700,893,342

Steven Brown:
Type of Account	Number of Accounts	Total Assets in the Accounts	Number of Accounts In Which the Advisory Fee is Based on Performance	Total Assets in the Accounts In Which the Advisory Fee is Based on Performance
Registered investments companies	14	$21,856,553,050	0	$0
Other pooled investment vehicles	5	$3,239,498,566	2	$2,346,060,270
Other accounts	20	$10,883,181,997	4	$700,893,342

(a)(2)(iv) Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. GPIM seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager focus on a particular investment discipline. Specifically, the ultimate decision maker for security selection for each client portfolio is the Sector Specialist Portfolio Manager.  They are responsible for analyzing and selecting specific securities that they believe best reflect the risk and return level as provided in each client’s investment guidelines.

GPIM may have clients with similar investment strategies.  As a result, if an investment opportunity would be appropriate for more than one client, GPIM may be required to choose among those clients in allocating such opportunity, or to allocate less of such opportunity to a client than it would ideally allocate if it did not have to allocate to multiple clients.  In addition, GPIM may determine that an investment opportunity is appropriate for a particular account, but not for another.

Allocation decisions are made in accordance with the investment objectives, guidelines, and restrictions governing the respective clients and in a manner that will not unfairly favor one client over another. GPIM’s allocation policy provides that investment decisions must never be based upon account performance or fee structure.  Accordingly, GPIM’s allocation procedures are designed to ensure that investment opportunities are allocated equitably among different client accounts over time.  The procedures also seek to ensure reasonable efficiency in client transactions and to provide portfolio managers with flexibility to use allocation methodologies appropriate to GPIM’s investment disciplines and the specific goals and objectives of each client account.

In order to minimize execution costs and obtain best execution for clients, trades in the same security transacted on behalf of more than one client may be aggregated.  In the event trades are aggregated, GPIM’s policy and procedures provide as follows: (i) treat all participating client accounts fairly; (ii) continue to seek best execution; (iii) ensure that clients who participate in an aggregated order will participate at the average share price with all transaction costs shared on a pro-rata basis based on each client’s participation in the transaction; (iv) disclose its aggregation policy to clients.

GPIM, as a fiduciary to its clients, considers numerous factors in arranging for the purchase and sale of clients’ portfolio securities in order to achieve best execution for its clients.  When selecting a broker, individuals making trades on behalf of GPIM clients consider the full range and quality of a broker’s services, including execution capability, commission rate, price, financial stability and reliability.  GPIM is not obliged to merely get the lowest price or commission but also must determine whether the transaction represents the best qualitative execution for the account.

In the event that multiple broker/dealers make a market in a particular security, GPIM’s Portfolio Managers are responsible for selecting the broker-dealer to use with respect to executing the transaction.  The broker-dealer will be selected on the basis of how the transaction can be executed to achieve the most favorable execution for the client under the circumstances.  In many instances, there may only be one counter-party active in a particular security at a given time.  In such situations the Employee executing the trade will use his/her best effort to obtain the best execution from the counter-party.

GPIM and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Portfolio Manager Compensation

GPIM compensates the portfolio managers for their management of the registrant’s portfolio. Compensation is evaluated based on their contribution to investment performance relative to pertinent benchmarks and qualitatively based on factors such as teamwork and client service efforts.  GPIM’s staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, and participation opportunities in various GPIM investments.  All GPIM employees are also eligible to participate in a 401(k) plan to which GPIM may make a discretionary match after the completion of each plan year.

(a)(4) Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each GPIM portfolio manager as of May 31, 2018:

Name of Portfolio Manager	Dollar Amount of Equity Securities in Fund
Scott Minerd	$500,000 - $1,000,000
Anne B. Walsh	$100,001-$500,000
Steven Brown	None

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a) The registrant has not participated in securities lending activities during the period covered by this report.
(b) Not applicable
Item 13.  Exhibits.
(a)(1) Code of Ethics for Chief Executive and Senior Financial Officers.
(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) under the Investment Company Act.
(a)(3) Not applicable.
(b) Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.
(c) Guggenheim Partners Investment Management, LLC Proxy Voting Policies and Procedures.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Guggenheim Strategic Opportunities Fund
By:        /s/ Brian E. Binder
Name:    Brian E. Binder
Title:      President and Chief Executive Officer
Date:      August 9, 2018
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:           /s/ Brian E. Binder
Name:      Brian E. Binder
Title:        President and Chief Executive Officer
Date:        August 9, 2018
By:          /s/ John L. Sullivan
Name:      John L. Sullivan
Title:        Chief Financial Officer, Chief Accounting Officer and Treasurer
Date:        August 9, 2018